SCUDDER

-------------
EQUITY/GROWTH
-------------

Scudder Classic
Growth Fund
Fund #058










Annual Report
August 31, 1999


A fund seeking long-term growth of capital with reduced share price volatility compared to other growth mutual funds.

Scudder Classic Growth Fund is a class of shares of Classic Growth Fund.

Contents
--------------------------------------------------------------------------------

4   Letter from the Fund's President

6   Performance Update

8   Portfolio Summary

10  Portfolio Management Discussion

16  Glossary of Investment Terms

17  Investment Portfolio

22  Financial Statements

25  Financial Highlights

26  Notes to Financial Statements

33  Report of Independent Accountants

34  Tax Information

35  Officers and Trustees

36  Investment Products and Services

38  Scudder Solutions

Scudder Classic Growth Fund

--------------------------------------------------------------------------------
ticker symbol SCCGX                                              fund number 058
--------------------------------------------------------------------------------

Date of Inception:    o  Large-cap growth stocks posted strong performance over
9/9/96                   the last twelve months, providing a positive investment
                         backdrop for the fund.
Total Net Assets of
Scudder Shares as of  o  Management continued to focus on companies at the
8/31/99:                 forefront of the convergence of communications and
$133.3 million           technology, which allowed the fund to participate in
                         the explosive growth of the internet.

                      o The Scudder shares of the fund returned 41.06% for the period, which beat the 39.81% return of its unmanaged benchmark, the S&P 500, and the 40.37% return for the growth fund category, as calculated by Lipper Analytical Services for the period ended August 31, 1999.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

Large-cap growth stocks have consistently outperformed the broader market over the past year, with the exception of a brief period during the spring when value stocks rallied sharply. In general, such a narrowly focused market is a sign of concern on the part of investors. Seeking shelter from a perceived threat in the external environment, market participants will often sell, or avoid, stocks whose outlook is less certain. Instead, they will focus on the higher-quality, well-known names that have delivered consistent earnings growth year in and year out. This proved to be the case over the last twelve months, during which time fears of recession, and later inflation, gripped the market at different points. Classic Growth Fund, which seeks to invest in rapidly growing companies trading at reasonable prices, was ideally positioned to prosper in such an environment. While it is unlikely that growth stocks will continue to outperform by such a wide margin in the coming years, we believe that management's consistent approach is well-suited for any investment climate.

Over the period, the Scudder shares of the fund outperformed both its benchmark, the S&P 500 Index, and the Lipper growth fund average. For more information on management's approach to stockpicking, please turn to the Portfolio Management Discussion that begins on page 10.

--------------------------------------------------------------------------------

Finally, it should be noted that Daniel Pierce retired in June of this year as President of Classic Growth Fund, at which time I assumed that role and its responsibilities. We are fortunate that Dan's longstanding affiliation with Scudder is ongoing, and that we will continue to benefit from his counsel going forward. I am pleased to join Classic Growth Fund's team in this capacity, and look forward to serving your interests.

Thank you for your continued investment in the Scudder shares of Classic Growth Fund. If you have any questions about your investment, please call Scudder Investor Information at 1-800-SCUDDER (1-800-728-3337), or visit our Web site at www.scudder.com.

Sincerely,

/s/Lynn S. Birdsong

Lynn S. Birdsong
President,
Classic Growth Fund

Performance Update
--------------------------------------------------------------------------------
                                                                 August 31, 1999

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A LINE CHART HERE

CHART DATA:

              Classic Growth Fund             S&P 500 Index*
               -- Scudder Shares

               9/96**    10000                   10000
               2/97      11361                   11601
               8/97      13818                   13317
               2/98      15660                   15664
               8/98      13450                   14398
               2/99      17635                   18755
               8/99      18973                   20129


--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                           Total Return
                              Growth of                                  Average
Period ended 8/31/1999         $10,000            Cumulative             Annual
--------------------------------------------------------------------------------
Classic Growth Fund -- Scudder Shares
--------------------------------------------------------------------------------
1 year                        $ 14,106               41.06%              41.06%
--------------------------------------------------------------------------------
Life of Class                 $ 19,937               99.37%              26.10%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                        $ 13,981               39.81%              39.81%
--------------------------------------------------------------------------------
Life of Class                 $ 20,129              101.29%              27.10%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 9, 1996. Index comparisons begin
   September 30, 1996.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE
ILLUSTRATING THE FUND TOTAL RETURN (%) AND S&P 500
INDEX TOTAL RETURN (%)

CHART DATA:

               Classic Growth Fund
               -- Scudder Shares                   S&P 500 Index*

               1997**   45.20                          38.08
               1998     -2.72                           8.13
               1999     41.06                          39.81

                         Yearly periods ended August 31

                                   1997**    1998      1999
--------------------------------------------------------------------------------
Class Total
Return (%)                          45.20    -2.72     41.06
--------------------------------------------------------------------------------
Index Total
Return (%)                          38.08     8.13     39.81
--------------------------------------------------------------------------------
Net Asset
Value ($)                           17.38    16.61     22.55
--------------------------------------------------------------------------------
Income
Dividends ($)                         .04      .04      --
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)                      --      .29       .81
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industies. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

** The Fund commenced operations on September 9, 1996. Index comparisons begin
   September 30, 1996.

   Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered. Existing shares of Classic Growth Fund outstanding on that date were redesignated Scudder Shares of the Fund. The total return information provided is for the Fund's Scudder Share class. Performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained expenses, the total return for the one year and life of Class periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                 August 31, 1999

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Allocation
--------------------------------------------------------------------------------
                                                        Fund management seeks to
                                                        remain fully invested in
                                                        reasonably valued growth
                                                            stocks at all times.

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

Equity Holdings             98%

Cash Equivalents             2%
------------------------------------
                           100%
------------------------------------


--------------------------------------------------------------------------------
Sector Diversification
--------------------------------------------------------------------------------
(Excludes 2% Cash Equivalents)                            The fund's holdings in
                                                        the technology and media
                                                         sectors provided strong
                                                        returns over the period,
                                                             but its position in
                                                          health care stocks has
                                                        lagged in recent months.

A graph in the form of a pie chart appears here, illustrating the exact data points in the table below.

Technology                  19%

Health                      16%

Consumer Discretionary      11%

Financial                   10%

Consumer Staples             9%

Manufacturing                9%

Media                        7%

Service Industries           6%

Energy                       5%

Other                        8%
--------------------------------
                           100%
--------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(27% of Portfolio)                                          The top ten holdings
                                                              reflect a focus on
                                                                  companies that
                                                         management believes are
                                                                   positioned to
                                                            consistently deliver
                                                                 upside earnings
                                                                      surprises.

1. Intel Corp.
   Producer of semiconductor memory circuits

2. Microsoft Corp.
   Developer of computer software

3. AT&T Corp.-Liberty Media Group
   Holding company of entertainment networks

4. General Electric Co.
   Producer of electrical equipment

5. MCI WorldCom, Inc.
   Provider of local, long distance, international, and Internet services

6. Tyco International Ltd.
   Manufacturer of medical products, packaging, electrical and electronic components

7. Home Depot, Inc.
   Building materials and home improvement stores

8. Proctor & Gamble Co.
   Diversified manufacturer of consumer products

9. International Business Machines Corp.
   Manufacturer of computers and servicer of information processing units

10. Bristol-Meyers Squibb Co.
    Diversified pharmaceutical and consumer products company



For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                                 August 31, 1999

In the following interview, William F. Gadsden and Bruce F. Beaty, portfolio managers of Classic Growth Fund, discuss the fund's strategy and the market environment during the twelve-month period ended August 31, 1999.

Q: In the past year, the market environment has changed quite a bit. Please describe what has taken place, and how growth stocks have been affected.

A: The stock market has come full circle in the past year, as a worldwide financial crisis has gradually given way to stronger growth and fears of higher interest rates. During this time, a high level of uncertainty with respect to the direction of the economy has allowed growth stocks to outperform virtually all other sectors of the market. Fearing that the global economy was going to tip into a recession earlier in the year, investors sought shelter in companies whose growth rates were thought to be strong enough to withstand a slowdown. By the spring, however, evidence had begun to build that the economy was not contracting as most analysts had expected, but instead growing at a rapid pace. As the market factored this surprising development into equity prices during April and May, growth stocks stumbled as money flowed out to previously depressed sectors such as small companies and value stocks once the need for a safe haven dissipated. Soon, however, concerns over higher interest rates spooked market participants, and large-cap growth stocks once again assumed the mantle of market leadership on the strength of large gains in the technology sector. Despite the high levels of volatility growth stocks experienced during the summer, they finished the full twelve-month period with outstanding returns. We believe that the fund, which emphasizes large-cap growth companies, was ideally positioned to take advantage of this environment.

Q: How did the Scudder shares of the fund perform over the period?

A: The Scudder shares of the fund returned 41.06% for the period, beating the 39.81% return of its unmanaged

--------------------------------------------------------------------------------

benchmark, the S&P 500. In addition, the Scudder shares of the fund's return placed it ahead of the 40.37% average of the Lipper growth fund category. We believe that the fund's strong performance is a result of our disciplined stock selection methodology, as well as the fact that the market climate was so favorable for our investment universe. However, we feel that our use of a GARP approach -- which stands for Growth at a Reasonable Price -- will allow us to outperform even when the environment is less favorable for growth stocks.

Q: Please tell us about the concept behind GARP.

A: GARP is a method we use to assess the value in sectors that often defy valuation by traditional methods. We believe that good companies that offer superior long-term growth characteristics are worth more than less reliable companies that are often "cheap" for a reason. Look at a company like Cisco -- for years it has been selling at a multiple well above the market's, but its growth rate and business model have been phenomenal. Investors who were willing to pay up to gain a piece of this company have been handsomely rewarded. On the other hand, when a stock reaches a price that we believe to be excessive in light of its long-term growth prospects, we will generally trim the position to avoid what may be substantial downside risk in the event of a disappointment. In short, GARP is a disciplined methodology that has allowed us to participate in some of the market's biggest winners and avoid an inordinate amount of negative surprises.

Q: In what sectors have you found opportunities in recent months?

A: Using a bottom-up approach, we have uncovered a number of quality stocks in the technology and telecommunications sectors. In our view, one of the most important developments of recent years has been the convergence of these two industries. The need for communications infrastructure is increasing exponentially as the Internet grows, and the worlds of tech and telecom

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are crashing together as a result. The companies at the forefront of this convergence will experience the fastest growth, which will in turn justify their higher multiples. Examples of stocks in these categories that have performed well for us are Sun Microsystems (up 301% over the twelve months), EMC (169%), Cisco Systems (148%), and MCI WorldCom (85%). We feel that a continued focus on companies that build the infrastructure for the Internet has been, and should continue to be, a more effective way to play the sector than to invest in the pure Internet companies themselves. It is impossible, at this juncture, to say which of the dozens of public companies hawking their wares online will ultimately emerge as the leaders in their industries. On the other hand, the companies we hold in the portfolio have already staked out their territory as the leaders of their respective businesses, and therefore offer a better way to capitalize on the growth of the Internet.

Outside of technology, we continue to favor the media and healthcare sectors. While both have endured choppy performance in recent months, we felt that our holdings in these industries are on track for continued strong earnings growth over time, and we are taking advantage of market dips to add to our positions.

Q: What stocks, and sectors, have you been avoiding?

A: We are currently underweighted in the retail and financial sectors based on our concern that the long-term growth potential of both industries has deteriorated. In the retail sector, for example, the backdrop has been ideal in recent years, with a strong economy, low interest rates (until recently), and high levels of consumer spending all contributing to stronger earnings. The stocks performed well as a result, giving the fund a lift in the first half of the year. However, the rosy picture prompted us to ask: How much better can things get? Seeing a more subdued upside ahead, we trimmed our weightings in Home Depot and eliminated our holdings of Costco, among others, and put the cash to work elsewhere. We also added to a handful of holdings that we feel will continue to deliver superior earnings growth, among them Wal-Mart and Gap stores.

Similarly, we trimmed our holdings in financials on the belief that their current growth rate will not be sustainable going forward. Rates are rising, revenue growth appears to be slowing, and lending spreads are widening. Consequently, we have eliminated our holdings in Allstate, Conseco, and MBIA, while holding on to the stocks in which we have a higher level of conviction, such as American Express, AIG, and Fannie Mae. Our view on financials -- in comparison to our view on technology -- provides an excellent illustration of our investment strategy: even though earnings multiples in the tech sector are much higher on an absolute basis, we find tech stocks more attractive compared to financials because their earnings momentum seems to be so much stronger.

Q: Please tell us about some other stocks that you find particularly attractive.

A: Two stocks that we think are interesting right now are Pepsi and McDonald's. Like the other companies we've mentioned, Pepsi offers growth at an attractive price. The company has been an underperformer for years, due in part to erratic earnings and a complicated business mix. However, it has recently divested its restaurant and bottling businesses, creating a slimmer and more focused operation. Although in our view Pepsi has emerged as a dependable earnings story, the market has not yet recognized its turnaround potential. Expecting consistent growth of 12-15% over the next several years, we have taken the opportunity to accumulate shares at a below-market multiple.

We believe McDonald's is well-positioned as the dominant quick-service restaurant brand in the world, with a leading market share and store count. We expect that the company should continue to outperform within its sector due to favorable same-store volume growth, an ongoing share repurchase program, and an improving environment in the

--------------------------------------------------------------------------------

emerging markets. Although the company's growth rate is above that of the overall market, it is trading at a lower p/e ratio. Believing that McDonald's is a classic example of growth at the right price, we have been buyers.

Q: What is your outlook from here?

A: We feel that two important lessons can be drawn from the market's performance over the past few years. The first is that it has not paid to underestimate the resilience of the U.S. economy or the ability of the monetary authorities to keep things on an even keel. Second, it has proven worthwhile to keep a long-term view and to avoid the temptation to sell when market conditions deteriorate. While we remain cautious on the outlook for the months ahead, especially with the Federal Reserve in a tightening mode, we believe that our disciplined investment style will continue to position the fund for outperformance.

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Classic Growth Fund:
A Team Approach to Investing

Classic Growth Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits fund investors by bringing together many disciplines and leveraging our extensive resources.

Co-lead portfolio manager William F. Gadsden, who joined the Adviser in 1983, focuses on overall investment strategy and has 15 years of investment industry experience.

Co-lead portfolio manager Bruce F. Beaty focuses on securities selection and assists with the creation and implementation of investment strategy for the fund. Mr. Beaty joined the Adviser in 1991 and has 16 years of investment industry experience.

Glossary of Investment Terms
--------------------------------------------------------------------------------

Bottom-up         An investment style that focuses on the use of research to
Investing         assess the performance of individual companies before
Style             considering the impact of economic trends. This approach,
                  which is the opposite of "top-down" investing, assumes that most significant determinant of performance is individual stock selection, rather than industry or country allocation.

Cyclical Stocks   Companies whose earnings are closely tied to the business
                  cycle. Cyclical industries include steel, cement, paper, machinery, and autos.

Growth Stock      Stock of a company that has displayed above average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

Price/Earnings    A widely used gauge of a stock's valuation that indicates what
Ratio (P/E)       investors are paying for a company's earning power at the
(also "earnings   current stock price. A P/E ratio may be based on a company's
multiple")        projected earnings for the coming 12 months. A higher
                  "earnings multiple" indicates higher expected earnings growth, along with greater risk of earnings disappointment.

Weighting         Refers to the allocation of assets -- usually in terms of
(over/under)      sectors, industries, or countries -- within a portfolio
                  relative to the portfolio's benchmark index or investment universe.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                       as of August 31, 1999
--------------------------------------------------------------------------------


                                                          Principal      Market
                                                         Amount ($)     Value ($)
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Repurchase Agreements 2.5%
------------------------------------------------------------------------------------

Repurchase Agreement with State Street Bank and Trust
  Company dated 8/31/1999 at 5.41%, to be repurchased
  at $5,554,835 on 9/1/1999, collateralized by a
  $5,625,000 U.S. Treasury Note, 3.375%, 1/15/2007
  (Cost $5,554,000) ....................................  5,554,000      5,554,000


                                                           Shares
------------------------------------------------------------------------------------


------------------------------------------------------------------------------------
Common Stocks 97.5%
------------------------------------------------------------------------------------

Consumer Discretionary 10.4%

Department & Chain Stores 7.8%

Dayton Hudson Corp. ....................................     67,600      3,920,800

Gap Inc. ...............................................     68,000      2,660,500

Home Depot, Inc. .......................................     85,700      5,238,413

Wal-Mart Stores Inc. ...................................     96,900      4,293,881

Walgreen Co. ...........................................     72,100      1,671,819
                                                                     ---------------
                                                                        17,785,413
                                                                     ---------------

Recreational Products 1.3%

Electronic Arts Inc.* ..................................     25,700      1,763,663

Premier Parks, Inc.* ...................................     37,400      1,224,850
                                                                     ---------------
                                                                         2,988,513
                                                                     ---------------

Restaurants 1.3%

McDonald's Corp. .......................................     68,200      2,821,775
                                                                     ---------------


Consumer Staples 8.7%

Alcohol & Tobacco 2.8%

Anheuser-Busch Companies, Inc. .........................     51,200      3,942,400

Philip Morris Companies, Inc. ..........................     62,700      2,347,331
                                                                     ---------------
                                                                         6,289,731
                                                                     ---------------

Food & Beverage 2.6%

Albertson's Inc. .......................................     59,400      2,847,487

PepsiCo Inc. ...........................................     92,000      3,139,500
                                                                     ---------------
                                                                         5,986,987
                                                                     ---------------

Package Goods/Cosmetics 3.3%

Gillette Co. ...........................................     51,000      2,377,875

Procter & Gamble Co. ...................................     50,100      4,972,425
                                                                     ---------------
                                                                         7,350,300
                                                                     ---------------

     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                                         Market
                                                           Shares       Value ($)
--------------------------------------------------------------------------------
Health 15.7%

Biotechnology 2.0%

Amgen Inc.* ............................................     16,400      1,364,275

Immunex Corp.* .........................................     29,000      1,952,063

MedImmune, Inc.* .......................................     12,700      1,310,481
                                                                     ---------------
                                                                         4,626,819
                                                                     ---------------

Health Industry Services 1.0%

IMS Health Inc. ........................................     79,000      2,182,375
                                                                     ---------------


Medical Supply & Specialty 2.6%

Baxter International Inc. ..............................     60,850      4,080,753

VISX Inc.* .............................................     19,600      1,773,800
                                                                     ---------------
                                                                         5,854,553
                                                                     ---------------

Pharmaceuticals 10.1%

Allergan, Inc. .........................................     26,000      2,596,750

American Home Products Corp. ...........................     59,600      2,473,400

Bristol-Myers Squibb Co. ...............................     68,600      4,827,725

Johnson & Johnson ......................................     21,600      2,208,600

Pfizer, Inc. ...........................................     75,000      2,831,250

Schering-Plough Corp. ..................................     72,000      3,784,500

Warner-Lambert Co. .....................................     59,700      3,955,125
                                                                     ---------------
                                                                        22,677,350
                                                                     ---------------

Communications 3.9%

Telephone/Communications

Bell Atlantic Corp. ....................................     52,150      3,194,188

MCI WorldCom, Inc.* ....................................     73,450      5,563,838
                                                                     ---------------
                                                                         8,758,026
                                                                     ---------------

Financial 9.7%

Insurance 2.9%

AFLAC, Inc. ............................................     48,700      2,188,456

American International Group, Inc. .....................     46,150      4,277,528
                                                                     ---------------
                                                                         6,465,984
                                                                     ---------------

Consumer Finance 4.7%

American Express Credit Corp. ..........................     34,400      4,730,000

Associates First Capital Corp. .........................     57,800      1,983,263

Citigroup Inc. .........................................     85,350      3,792,741
                                                                     ---------------
                                                                        10,506,004
                                                                     ---------------

Other Financial Companies 2.1%

Federal National Mortgage Association ..................     76,200      4,733,925
                                                                     ---------------

     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------
Media 8.2%

Advertising 1.5%

Omnicom Group, Inc. ..................................       45,000      3,391,875
                                                                     ---------------

Broadcasting & Entertainment 1.7%

Infinity Broadcasting Corp.* .........................       60,800      1,645,400

Viacom Inc. "B"* .....................................       50,800      2,136,775
                                                                     ---------------
                                                                         3,782,175
                                                                     ---------------

Cable Television 3.4%

AT&T Corp -- Liberty Media Group* ....................      191,000      6,112,000

Comcast Corp. "A" ....................................       42,600      1,389,825
                                                                     ---------------
                                                                         7,501,825
                                                                     ---------------

Print Media 1.6%

Tribune Co. ..........................................       39,300      3,667,181
                                                                     ---------------


Service Industries 3.9%

EDP Services 3.0%

America Online Inc.* .................................       21,800      1,990,613

Automatic Data Processing, Inc. ......................       65,800      2,586,763

Electronic Data Systems Corp. ........................       37,100      2,082,238
                                                                     ---------------
                                                                         6,659,614
                                                                     ---------------

Miscellaneous Commercial Services 0.9%

CMG Information Services, Inc.* ......................       12,800      1,074,400

Galileo International, Inc. ..........................       19,700        955,450
                                                                     ---------------
                                                                         2,029,850
                                                                     ---------------

Durables 4.4%

Aerospace 1.7%

United Technologies Corp. ............................       57,000      3,769,125
                                                                     ---------------


Telecommunications Equipment 2.7%

Lucent Technologies Inc. .............................       43,000      2,754,688

Nokia AB Oy "A" (ADR) ................................       40,600      3,385,025
                                                                     ---------------
                                                                         6,139,713
                                                                     ---------------

Manufacturing 9.2%

Diversified Manufacturing 6.0%

General Electric Co. .................................       52,400      5,885,175

Textron, Inc. ........................................       26,000      2,099,500

Tyco International Ltd. (New) ........................       53,600      5,430,350
                                                                     ---------------
                                                                        13,415,025
                                                                     ---------------

     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------
Electrical Products 1.0%

Emerson Electric Co. .................................       36,100      2,260,763
                                                                     ---------------

Industrial Specialty 1.9%

Corning Inc. .........................................       64,700      4,302,550
                                                                     ---------------

Machinery/Components/Controls 0.3%

Parker-Hannifin Corp. ................................       15,450        675,938
                                                                     ---------------

Technology 18.6%

Computer Software 4.9%

Microsoft Corp.* .....................................       89,200      8,256,574

Oracle Systems Corp.* ................................       74,200      2,708,300
                                                                     ---------------
                                                                        10,964,874
                                                                     ---------------

Diverse Electronic Products 1.5%

Applied Materials, Inc.* .............................       47,000      3,339,938
                                                                     ---------------

EDP Peripherals 1.4%

EMC Corp.* ...........................................       53,700      3,222,000
                                                                     ---------------

Electronic Components/Distributors 2.1%

Broadcom Corp.* ......................................        8,500      1,094,375

Cisco Systems, Inc.* .................................       53,500      3,627,969
                                                                     ---------------
                                                                         4,722,344
                                                                     ---------------

Electronic Data Processing 5.0%

Hewlett-Packard Co. ..................................       21,700      2,286,638

International Business Machines Corp. ................       39,400      4,907,763

Sun Microsystems, Inc.* ..............................       50,900      4,046,550
                                                                     ---------------
                                                                        11,240,951
                                                                     ---------------

Semiconductors 3.7%

Intel Corp. ..........................................      102,540      8,427,500
                                                                     ---------------

Energy 4.8%

Oil & Gas Production 1.9%

Royal Dutch Petroleum Co. (New York shares) ..........       69,700      4,312,688
                                                                     ---------------

Oil Companies 1.3%

Mobil Corp. ..........................................       29,000      2,968,875
                                                                     ---------------


     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------


                                                                         Market
                                                           Shares       Value ($)
------------------------------------------------------------------------------------
Oilfield Services/Equipment 1.6%

Schlumberger Ltd. ....................................       53,100      3,544,425
                                                                     ---------------


Total Common Stocks (Cost $186,308,546)                               219,366,984

Total Investment Portfolio -- 100.0% (Cost $191,862,546)              224,920,984

*   Non-income producing security.

(a) The cost for federal income tax purposes was $192,278,933. At August 31, 1999, net unrealized appreciation for all securities based on tax cost was $32,642,051. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $36,933,383 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,291,332.

     The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of August 31, 1999
--------------------------------------------------------------------------------


Assets
------------------------------------------------------------------------------------
Investments, at market (identified cost $191,862,546) .....          $  224,920,984

Cash ......................................................                     994

Receivable for investments sold ...........................               2,160,214

Receivable for Fund shares sold ...........................                 325,925

Dividends and interest receivable .........................                 189,549

Deferred organization expenses ............................                  13,781

Other assets ..............................................                   4,400
                                                                     ---------------
Total assets ..............................................             227,615,847

Liabilities
------------------------------------------------------------------------------------
Payable for investments purchased .........................               2,852,539

Payable for Fund shares redeemed ..........................                 382,130

Accrued management fee ....................................                  97,311

Other payables and accrued expenses .......................                 240,428
                                                                     ---------------
Total liabilities .........................................               3,572,408

Net assets, at market value                                          $  224,043,439

Net Assets
------------------------------------------------------------------------------------
Net assets consist of:

Unrealized appreciation (depreciation) on investments .....              33,058,438

Accumulated net realized gain (loss) ......................               9,303,306

Paid-in capital ...........................................             181,681,695

Net assets, at market value                                          $  224,043,439

Net Asset Value
------------------------------------------------------------------------------------
Scudder Shares

Net asset value, offering and redemption price per share ($133,272,949 /
  5,911,188 outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized) ............................        $22.55

Class A Shares

Net asset value and redemption price per share ($54,691,364 / 2,416,648 outstanding shares of beneficial interest, $.01 par value,
  unlimited number of shares authorized) ............................        $22.63


Maximum offering price per share (100 / 94.25 of $22.63) ............        $24.01

Class B Shares

Net asset value offering and redemption price (subject to contingent deferred sales change) per share ($30,468,941 / 1,362,317 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares
  authorized) .......................................................        $22.37

Class C Shares

Net asset value offering and redemption price (subject to contingent deferred sales change) per share ($5,610,185 / 250,687 outstanding shares of beneficial interest, $.01 par value, unlimited number of
  shares authorized) ................................................        $22.38

     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Operations for the year ended August 31, 1999
--------------------------------------------------------------------------------


Investment Income
------------------------------------------------------------------------------------
Income:

Dividends (net of foreign taxes withheld of $26,929) ...........     $    1,623,231

Interest .......................................................            431,526
                                                                     ---------------
                                                                          2,054,757

Expenses:

Management fee .................................................          1,307,022

Services to shareholders .......................................          1,454,320

Custodian and accounting fees ..................................            109,414

Distribution service fees ......................................            184,290

Administrative services fees ...................................            137,913

Trustees' fees and expenses ....................................             35,708

Auditing .......................................................             21,670

Registration fees ..............................................            128,855

Reports to shareholders ........................................            114,028

Legal ..........................................................             13,482

Amortization of organization expense ...........................              4,073

Other ..........................................................             42,873
                                                                     ---------------
Total expenses before reductions ...............................          3,553,648

Expense reductions .............................................          (566,549)
                                                                     ---------------
Expenses, net ..................................................          2,987,099

Net investment income (loss)                                              (932,342)


Realized and unrealized gain (loss) on investment transactions
------------------------------------------------------------------------------------
Net realized gain (loss) from investments ......................          9,396,870

Net unrealized appreciation (depreciation) during the period on
  investments ..................................................         44,795,107

Net gain (loss) on investment transactions                               54,191,977


Net increase (decrease) in net assets resulting from operations      $   53,259,635

     The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                                          Years Ended August 31,

Increase (Decrease) in Net Assets                        1999             1998
------------------------------------------------------------------------------------
Operations:

Net investment income (loss) ....................   $    (932,342)   $       16,867

Net realized gain (loss) on investment
  transactions ..................................        9,396,870        6,411,034

Net unrealized appreciation (depreciation) on
  investment transactions during the period .....       44,795,107     (18,592,485)
                                                    ---------------  ---------------

Net increase (decrease) in net assets resulting
  from operations ...............................       53,259,635     (12,164,584)
                                                    ---------------  ---------------
Distributions to shareholders from:

Net investment income -- Scudder Shares .........               --        (134,261)
                                                    ---------------  ---------------

Net realized gains -- Scudder Shares ............      (4,994,696)      (1,093,271)

Net realized gains -- Class A ...................        (734,391)               --

Net realized gains -- Class B ...................        (597,986)               --

Net realized gains -- Class C ...................         (91,871)               --
                                                    ---------------  ---------------
Fund share transactions:

Proceeds from shares sold .......................      167,868,674      123,389,959

Net asset value of shares issued to shareholders
  in reinvestment of distributions ..............        6,289,899        1,215,373

Cost of shares redeemed .........................    (114,518,626)     (46,876,198)
                                                    ---------------  ---------------
Net increase (decrease) in net assets from Fund
  share transactions ............................       59,639,947       77,729,134
                                                    ---------------  ---------------
Increase (decrease) in net assets ...............      106,480,638       64,337,018

Net assets at beginning of period ...............      117,562,801       53,225,783

Net assets at end of period .....................   $  224,043,439   $  117,562,801

     The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period (a) and other performance information derived from the financial statements.

Scudder Shares (b)


--------------------------------------------------------------------------------
Years Ended August 31,                                      1999    1998   1997(c)
--------------------------------------------------------------------------------

Net asset value, beginning of period                      $16.61   $17.38  $12.00
                                                          -------------------------------

Income from investment operations:

  Net investment income (loss)                              (.10)     .01     .06

  Net realized and unrealized gain (loss) on investment
  transactions                                              6.85     (.45)   5.36
                                                          -------------------------------
  Total from investment operations                          6.75     (.44)   5.42

Less distributions from:

  Net investment income                                       --     (.04)   (.04)

  Net realized gains on investment transactions             (.81)    (.29)      --
                                                          --------------------------
  Total distributions                                       (.81)    (.33)   (.04)

Net asset value, end of period                            $22.55   $16.61  $17.38
                                                          --------------------------
Total Return (%) (d)                                       41.06    (2.72)  45.20**

Ratios and Supplemental Data
-----------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                    133.3    103.5    53.2
-----------------------------------------------------------------------------------------
Ratio of operating expenses, net, to average daily net
assets (%)                                                  1.59     1.30    1.25*
-----------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions,
to average daily net assets (%)                             1.84     1.61    2.25*
-----------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily
net assets (%)                                              (.48)     .03     .43*
-----------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   68       49      27*
-----------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) On April 16, 1998, existing shares of the Fund were designated as Scudder Shares and are generally not available to new investors.

(c) For the period September 9, 1996 (commencement of operations) to August 31, 1997.

(d) Total return would have been lower had certain expenses not been reduced.

*   Annualized

**  Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------
                                                                 August 31, 1999

A. Significant Accounting Policies

Classic Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Classic Growth Fund outstanding on that date were redesignated Scudder Shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class A, B, and C shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most

--------------------------------------------------------------------------------

extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

--------------------------------------------------------------------------------

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended August 31, 1999, purchases and sales of investment securities (excluding short-term investments) aggregated $178,602,008 and $121,482,661, respectively.

C. Related Parties

Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Effective April 16, 1998, the Adviser has agreed to waive .25% of its management fee until December 31, 2000. Certain subsidiaries of the Adviser have also agreed to waive a portion of their fees. For the year ended August 31, 1999, the Adviser did not impose a portion of its management fee amounting to $466,794, and the fee imposed amounted to $840,228, of which $97,311 is unpaid at August 31, 1999.

Distribution Service Agreement. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a

--------------------------------------------------------------------------------

subsidiary of the Adviser, receives a fee of .75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 1999, the Distribution Fee was as follows:



                                 Total        Fees Waived       Unpaid at
Distribution Fee              Aggregated         by KDI      August 31, 1999
--------------------------------------------------------------------------------
Class B ..................  $     158,298   $          --   $      15,903
Class C ..................         25,992          10,314              --
                            $     184,290   $      10,314   $      15,903

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 1999 aggregated $514,882, of which $475,896 was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 1999, the CDSC for Classes B and C aggregated $72,290 and $2,116, respectively.

Administrative Service Fees. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the year ended August 31, 1999, the Administrative Services Fee was as follows:

                                        Total        Fees Waived     Unpaid at
Administrative Service Fee          Aggregated         by KDI    August 31, 1999
--------------------------------------------------------------------------------
Class A ..................         $     76,483   $     49,784   $      17,064
Class B ..................               52,766         30,993              --
Class C ..................                8,664          8,664              --
                                   $    137,913   $     89,441   $      17,064

--------------------------------------------------------------------------------

Shareholder Services Fees. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the year ended August 31, 1999, the amount charged to Classes A, B and C by KSC aggregated $109,888, $84,916, and $30,807, respectively, of which $9,172 is unpaid at August 31, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For the year ended August 31, 1999 the amount charged to the Scudder Shares by SSC for shareholder services aggregated $285,028, of which $25,878 is unpaid at August 31, 1999.

The Scudder Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended August 31, 1999, the Special Servicing Agreement expense charged to the Scudder Shares amounted to $742,760, of which $52,612 is unpaid at August 31, 1999.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the year ended February 28, 1999, the amount charged to the Scudder Shares by STC aggregated $58,712, of which $6,244 is unpaid at August 31, 1999.

Fund Accounting Fees. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended August 31, 1999, the amount charged to the Fund by SFAC aggregated $99,733, of which $26,896 is unpaid at August 31, 1999.

Trustees Fees. The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 1999, the Trustees fees and expenses aggregated $35,708.

--------------------------------------------------------------------------------

D. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes shares of beneficial interest and dollar activity in the Fund:


                               Year ended                       Period Ended
                            August 31, 1999                    August 31, 1998
                   ----------------------------------- -----------------------------------------

                       Shares          Dollars          Shares          Dollars

Shares sold
------------------------------------------------------------------------------------------------
Scudder Shares          1,767,053  $   36,814,454        5,261,810   $  100,865,048

Class A ......          4,181,810      89,719,684          686,665       13,861,440

Class B ......          1,703,242      35,213,582          388,134        7,520,415

Class C ......            290,638       6,120,954           59,192        1,143,056

                        7,942,743     167,868,674        6,395,801      123,389,959

Shares issued to shareholders in reinvestment of distributions
------------------------------------------------------------------------------------------------
Scudder Shares            241,446  $    4,918,255           70,172   $    1,215,373

Class A ......             34,363         700,664               --               --

Class B ......             28,770         583,153               --               --

Class C ......              4,331          87,827               --               --

                          308,910       6,289,899           70,172        1,215,373

Shares redeemed
------------------------------------------------------------------------------------------------
Scudder Shares        (2,330,780)  $ (48,909,586)      (2,160,627)   $ (40,949,391)

Class A ......        (2,232,659)    (48,175,880)        (253,531)      (5,236,843)

Class B ......          (727,039)    (15,294,433)         (30,790)        (608,304)

Class C ......           (99,616)     (2,138,727)          (3,858)         (81,660)

                      (5,390,094)   (114,518,626)      (2,448,806)     (46,876,198)

Net increase (decrease)
------------------------------------------------------------------------------------------------
Scudder Shares          (322,281)  $  (7,176,877)        3,171,355   $   61,131,030

Class A ......          1,983,514      42,244,468          433,134        8,624,597

Class B ......          1,004,973      20,502,302          357,344        6,912,111

Class C ......            195,353       4,070,054           55,334        1,061,396

                        2,861,559  $   59,639,947        4,017,167   $   77,729,134

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Investment Trust and to the Scudder Shares Shareholders of Classic Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Scudder Shares financial highlights present fairly, in all material respects, the financial position of Classic Growth Fund (formerly Scudder Classic Growth Fund) (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets, and the Scudder Shares financial highlights for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
October 20, 1999

Tax Information
--------------------------------------------------------------------------------
                                                                 August 31, 1999

The Fund paid distributions of $0.68 per share from net long-term capital gains during its year ended August 31, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $10,432,000 as capital gain dividends for its year ended August 31, 1999, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Officers and Trustees
--------------------------------------------------------------------------------

Lynn S. Birdsong*
o     President and Trustee

Henry P. Becton, Jr.
o     Trustee; President and General
      Manager,  WGBH Educational Foundation

Dawn-Marie Driscoll
o     Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics,
      Bentley College

Peter B. Freeman
o     Trustee; Corporate Director and
      Trustee

George M. Lovejoy, Jr.
o     Trustee; President and Director,
      Fifty Associates

Wesley W. Marple, Jr.

o     Trustee; Professor of Business
      Administration, Northeastern
      University, College of Business
      Administration

Kathryn L. Quirk*

o     Trustee, Vice President and
      Assistant Secretary

Jean C. Tempel

o     Trustee; Venture Partner,
      Internet Capital Group

Bruce F. Beaty*
o     Vice President

Jennifer P. Carter*
o     Vice President

Philip S. Fortuna*
o     Vice President

William F. Gadsden*
o     Vice President

Robert T. Hoffman*
o     Vice President

Valerie F. Malter*
o     Vice President

Ann M. McCreary*
o     Vice President

John Millette*
o     Vice President and Secretary

John R. Hebble*
o     Treasurer

Caroline Pearson*
o     Assistant Secretary


*Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
The Scudder Family of Funds+++
--------------------------------------------------------------------------------
 Money Market                                       U.S. Growth and Income
   Scudder U.S. Treasury Money Fund                   Scudder Balanced Fund
   Scudder Cash Investment Trust                      Scudder Dividend & Growth Fund
   Scudder Money Market Series --                     Scudder Growth and Income Fund
    Prime Reserve Shares*                             Scudder Select 500 Fund
    Premium Shares*                                   Scudder S&P 500 Index Fund
    Managed Shares*                                   Scudder Real Estate Investment Fund
   Scudder Government Money Market
    Series -- Managed Shares*                       U.S. Growth
                                                    Value
 Tax Free Money Market+                               Scudder Large Company Value Fund
   Scudder Tax Free Money Fund                        Scudder Value Fund***
   Scudder Tax Free Money Market                      Scudder Small Company Value Fund
    Series -- Managed Shares*                         Scudder Micro Cap Fund
   Scudder California Tax Free Money Fund**         Growth
   Scudder New York Tax Free Money Fund**             Scudder Classic Growth Fund***
                                                      Scudder Large Company Growth Fund
 Tax Free+                                            Scudder Select 1000 Growth Fund
   Scudder Limited Term Tax Free Fund                 Scudder Development Fund
   Scudder Medium Term Tax Free Fund                  Scudder 21st Century Growth Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund                 Global Equity
   Scudder California Tax Free Fund**               Worldwide
   Scudder Massachusetts Limited Term                 Scudder Global Fund
    Tax Free Fund**                                   Scudder International Value Fund
   Scudder Massachusetts Tax Free Fund**              Scudder International Growth and
   Scudder New York Tax Free Fund**                    Income Fund
   Scudder Ohio Tax Free Fund**                       Scudder International Fund++
                                                      Scudder International Growth Fund
 U.S. Income                                          Scudder Global Discovery Fund***
   Scudder Short Term Bond Fund                       Scudder Emerging Markets Growth Fund
   Scudder GNMA Fund                                  Scudder Gold Fund
   Scudder Income Fund                              Regional
   Scudder Corporate Bond Fund                        Scudder Greater Europe Growth Fund
   Scudder High Yield Bond Fund                       Scudder Pacific Opportunities Fund
                                                      Scudder Latin America Fund
 Global Income                                        The Japan Fund, Inc.
   Scudder Global Bond Fund
   Scudder International Bond Fund                  Industry Sector Funds
   Scudder Emerging Markets Income Fund             Choice Series
                                                      Scudder Financial Services Fund
 Asset Allocation                                     Scudder Heath Care Fund
   Scudder Pathway Conservative Portfolio             Scudder Technology Fund
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio                 Preferred Series
                                                      Scudder Tax Managed Growth Fund
                                                      Scudder Tax Managed Small Company Fund

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------
 Retirement Programs                              Education Accounts
   Traditional IRA                                  Education IRA
   Roth IRA                                         UGMA/UTMA
   SEP-IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities
    Scudder Horizon Plan**+++ +++
    Scudder Horizon Advantage**+++ +++ +++


-----------------------------------------------------------------------------------------
Closed-End Funds#
-----------------------------------------------------------------------------------------
   The Argentina Fund, Inc.                         Scudder Global High Income Fund, Inc.
   The Brazil Fund, Inc.                            Scudder New Asia Fund, Inc.
   The Korea Fund, Inc.                             Scudder New Europe Fund, Inc.
   Montgomery Street Income Securities, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money.

+++ Funds within categories are listed in order from expected least risk to most risk. Certain Scudder funds or classes thereof may not be available for purchase or exchange.

+ A portion of the income from the tax-free funds may be subject to federal, state, and local taxes.

*             A class of shares of the fund.

**            Not available in all states.

*** Only the Scudder Shares of the fund are part of the Scudder Family of Funds.

++ Only the International Shares of the fund are part of the Scudder Family of Funds.

+++ +++ A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470.

+++ +++ +++   A no-load variable annuity contract issued by Glenbrook Life and
              Annuity Company and underwritten by Allstate Financial Services,
              Inc., sold by Scudder's insurance agencies, 1-800-225-2470.

# These funds, advised by Scudder Kemper Investments, Inc., are traded on the New York Stock Exchange and, in some cases, on various other stock exchanges.

Scudder Solutions
--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

         Convenient  Automatic Investment Plan
    ways to invest,
        quickly and  A convenient investment program in which money is reliably electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                     Automatic Dividend Transfer

                     The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                     QuickBuy

                     Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank acount.

                     Payroll Deduction and Direct Deposit

                     Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                     * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.



        Around-the- Scudder Automated Information Line: SAIL(TM) -- clock electronic 1-800-343-2890 account
        service and Personalized account information, the ability to exchange information, or redeem shares, and information on other Scudder funds including some  and services via touchtone telephone.
       transactions
                     Scudder's Web Site -- www.scudder.com

                     Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever your need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------
1-800-SCUDDER                                                    www.scudder.com

       Retirees and  Automatic Withdrawal Plan
   those who depend
      on investment  You designate the bank account, determine the schedule (as proceeds for frequently as once a month) and amount of the redemptions, living expenses and Scudder does the rest.
    can enjoy these
        convenient,  Distributions Direct
        timely, and
           reliable Automatically deposits your fund distributions into the automated bank account you designate within three business days after withdrawal  each distrbution is paid.
           programs
                     QuickSell

                     Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.


           For more Call a Scudder representative at information about 1-800-SCUDDER these services
                     Or visit our Web site at
                     www.scudder.com


     Please address  The Scudder Funds
        all written  PO Box 2291
     correspondence  Boston, Massachusetts
                 to  02107-2291

About the Fund's Adviser










PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $280 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

                                                                ANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                           ENDED AUGUST 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

SEEKS THE LONG-TERM GROWTH OF CAPITAL WITH REDUCED SHARE PRICE VOLATILITY COMPARED TO OTHER GROWTH MUTUAL FUNDS. KEMPER CLASSIC GROWTH FUND IS PROPERLY KNOWN AS CLASSIC GROWTH FUND.

Kemper Classic
Growth Fund

 "... The annual period has certainly been an interesting -- and challenging -- time frame. We started the fiscal year at a low point, in the aftermath of one of the worst months in market history. The climate has improved significantly since then, and the market ended the year on a much brighter note. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
Economic Overview
5
Performance Update
11
Industry Sectors
12
Largest Holdings
13
Report of Independent Accountants
14
Portfolio of Investments
18
Financial Statements
20
Financial Highlights
22
Notes to Financial Statements
26
Tax Information

AT A GLANCE
--------------------------------------------------------------------------------
KEMPER CLASSIC GROWTH FUND TOTAL RETURNS
FOR THE YEAR ENDED AUGUST 31, 1999
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

KEMPER CLASSIC GROWTH FUND CLASS A            41.54
KEMPER CLASSIC GROWTH FUND CLASS B            40.30
KEMPER CLASSIC GROWTH FUND CLASS C            40.42
LIPPER GROWTH FUNDS CATEGORY AVERAGE*         40.37

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

--------------------------------------------------------------------------------
NET ASSET VALUE
--------------------------------------------------------------------------------

                                      AS OF        AS OF
                                     8/31/99      8/31/98
--------------------------------------------------------------------------------
KEMPER CLASSIC GROWTH FUND
CLASS A                              $22.63       $16.62
--------------------------------------------------------------------------------
KEMPER CLASSIC GROWTH FUND
CLASS B                              $22.37       $16.57
--------------------------------------------------------------------------------
KEMPER CLASSIC GROWTH FUND
CLASS C                              $22.38       $16.57
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
KEMPER CLASSIC GROWTH FUND RANKINGS
--------------------------------------------------------------------------------

COMPARED TO ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY*

                    CLASS A               CLASS B               CLASS C
                    SHARES                SHARES                SHARES
--------------------------------------------------------------------------------
1-YEAR         #451 OF 1078 FUNDS    #508 OF 1078 FUNDS    #503 OF 1078 FUNDS

--------------------------------------------------------------------------------

*LIPPER ANALYTICAL SERVICES, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES AND, IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE. RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE.

--------------------------------------------------------------------------------
DIVIDEND REVIEW
--------------------------------------------------------------------------------

DURING THE YEAR ENDED AUGUST 31, 1999, KEMPER CLASSIC GROWTH FUND PAID THE FOLLOWING DIVIDENDS:

                                              LONG-TERM       SHORT-TERM
                                             CAPITAL GAIN    CAPITAL GAIN
--------------------------------------------------------------------------------
KEMPER CLASSIC
GROWTH FUND CLASS A                             $0.68           $0.125
--------------------------------------------------------------------------------
KEMPER CLASSIC
GROWTH FUND CLASS B                             $0.68           $0.125
--------------------------------------------------------------------------------
KEMPER CLASSIC
GROWTH FUND CLASS C                             $0.68           $0.125
--------------------------------------------------------------------------------

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------
[MORNINGSTAR EQUITY STYLE BOX]

Source: Morningstar, Inc. Chicago, IL. (312) 696-6000. The Morningstar Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.

THE STYLEBOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER- TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE ESTIMATED. MORNINGSTAR HAS PLACED KEMPER CLASSIC GROWTH FUND IN THE LARGE BLEND CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

BALANCE SHEET A condensed financial statement showing what a company owns, what it owes and the ownership interest in the company of its stockholders, at a certain time.

CYCLICAL STOCKS Cyclical stocks carry a higher degree of economic sensitivity. In accelerating economies, cyclical stocks tend to rise quickly. In decelerating economies, cyclicals tend to decline quickly. Cyclical stocks include industrial machinery, paper and forestry, automobiles and construction.

GROWTH STOCK Growth stocks are shares in companies that are expected to experience rapid growth resulting from strong sales, talented management and dominant market position. Because these stocks are typically in demand, they tend to carry relatively high price tags and can also be volatile, based on changing perceptions of the companies' growth.

INITIAL PUBLIC OFFERING (IPO) The first launch of a company's publicly traded stock. IPOs often involve a relatively small quantity of shares. When paired with fluctuating demand, the small quantity of shares can contribute to increased volatility.

ECONOMIC OVERVIEW



SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.


DEAR KEMPER FUNDS SHAREHOLDER:

  Interest rates have consumed investors' attention for the past six months, but immediate concerns of rate hikes came to a halt in October when the Federal Reserve Board declined to raise its key interest rate, the overnight bank lending rate, for a third time this year. To gain a better understanding of how the Fed's recent interest rate decisions affect the economic outlook for the remainder of 1999, let's review some of the economic events of the past few months.
  Talk of rising interest rates began last spring, and on June 30 the Fed boosted its key interest rate -- the overnight bank lending rate -- one quarter of a point (0.25%). With this move the Fed said it was not inclined to increase rates again soon, although it noted that it was alert to the potential emergence of inflationary pressures that could undermine economic growth.
  Talk of a second hike began in July after Fed Chairman Alan Greenspan's commentary to the House Banking Committee, which was part of the Fed's twice-yearly outlook report required by the Humphrey-Hawkins Full Employment and Balanced Growth Act of 1978. While Greenspan didn't say that the Fed definitely would raise the overnight bank lending rate at its next meeting, the tone of his report included more warnings than expected about the need to follow the June rate increase with another. Speculation became reality at the Aug. 24 Fed meeting, when the Fed once again raised the overnight bank lending rate by one quarter of a point (0.25%).
  While many investors were frustrated by the rate hikes when there were no signs of inflation, Fed policymakers looked at the situation another way: If the earlier increases were not enough to bring inflation risks into balance, a "euphoric" rise in stocks could fuel increased consumer spending, which could necessitate a more disruptive adjustment later. In its June and August rate hikes, the Fed was acting promptly to prevent such an adjustment. In other words, the Fed strongly believes that "a stitch in time saves nine" -- it wants to be preemptive by raising interest rates and slowing the economy before an inflation problem arises.
  With two rate hikes behind them, investors began speculating about the possibility of a third hike at the Fed's Oct. 5 meeting. There are some indications that inflationary pressures still exist.
  To start, the Fed forecasts that the consumer price index (CPI), the average value of an imaginary "basket" of goods and services in the economy, could rise as much as 2.5 percent this year, up from 1.6 percent in 1998. Because CPI is the standard measure of inflation, the Fed has to take any acceleration seriously.
  Employment growth also has the Fed worried. Job creation has exceeded the growth of the labor force since 1993, bringing the unemployment rate down to its lowest level since 1970. The Fed believes that if the pool of job seekers shrinks sufficiently, upward pressures on wage costs are likely. One of the core beliefs of modern economics is that rising wages will produce price inflation as companies seek to pass their rising costs along to their customers. Thus far in this economic expansion, this hasn't happened, but the Fed does not feel it can take a chance that such good luck will last.
  Gross domestic product (GDP), the value of all goods and services produced in the United States, has been growing faster than the Fed believes it can without causing inflation. The Fed believes that GDP can grow slightly faster than 3.0 percent per year without generating inflation. Actual 1998 GDP growth was 3.9 percent and we expect about the same in 1999.
  Rapid productivity growth is the antidote to inflation. After languishing at an average annual increase of about 1 percent in the 1970s and 1980s, productivity growth has recently accelerated. Over the past four quarters it has increased 2.8 percent in the entire economy and even faster in the business sector. However, when growth slowed to under 2 percent in the second quarter, productivity dropped back sharply. While a one-quarter dip in productivity is no cause for worry, the Fed will be watching developments closely. Should the gains in technology that have fostered the productivity growth slow, inflationary red flags would go up.
  Improving economic conditions around the world mean that the U.S. economy will no longer experience declines in basic commodity and import prices that have helped curtail inflation in recent years. Crude oil -- one of the most important and visible commodities, used to make everything from gasoline to plastic bags -- is up nearly 90 percent from its February lows.
  Despite these inflationary suggestions, however, signs of actual inflation remain few and far between, and in its Oct. 5 decisions, the Fed left rates unchanged.
  The Fed did, however, shift its policy bias from neutral toward tightening. The accompanying press release softened that a bit by noting that "such a directive did not signify a commitment to near-term action."
  Clearly the Fed is nervous, but it is willing to wait on incoming data -- including two employment reports and

ECONOMIC OVERVIEW


 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.


                                  [BAR GRAPH]

                                           NOW (9/30/99)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       5.90                   5.25                   4.80                   6.20
Prime rate (2)                                  8.25                   7.75                   8.50                   8.50
Inflation rate (3)*                             2.25                   1.60                   1.60                   2.30
The U.S. dollar (4)                             -3.9                   -0.2                   4.40                   8.70
Capital goods orders (5)*                       3.00                   5.60                  15.60                  16.20
Industrial production (5)*                      2.40                   1.80                   3.60                   5.70
Employment growth (6)*                          2.20                   2.40                   2.70                   2.40


    (1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN       (4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR
        A BIG PLUS FOR FINANCIAL ASSETS.                       IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS'
    (2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE           FOREIGN PROFITS.
        THEIR BEST BORROWERS.                                  (5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY
    (3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN        PERFORMANCE.
        THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH        (6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
    AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE           *DATA AS OF 8/30/99.
    LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.

    SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

several inflation reports -- before moving again. We expect that the Fed would prefer to hold off from further rate hikes because of the Y2K issue: It would prefer not to add to any potential Y2K fears or appear responsible for Y2K-related volatility in the financial markets.
  The long-term possibility of interest rate hikes is likely to be affected by political considerations. Election primaries begin in February 2000. Will candidates be talking about tax cuts? Medicare reform? Social Security reform? These will be the issues to consider when we look at the economy in early- to mid-2000.
  Hopefully it will be as easy for investors to obtain information about Fed policies at that time as it is today. The Humphrey-Hawkins hearings were created to give Congress and the public some idea of economic growth and inflation. But this round of Humphrey-Hawkins hearings could be the last, because the Humphrey-Hawkins law expires this year. Although Greenspan has said he thinks it is important for the Fed to report to Congress, and House Banking Committee Chairman Jim Leach intends to press for a new law, there has been no move to enact a new reporting requirement. Although the Fed could still provide hearings, without a law forcing it to do so within a certain framework, we would likely have no consistent basis for analyzing monetary policy.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF OCTOBER 5, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[GADSDEN PHOTO]

CO-LEAD PORTFOLIO MANAGER WILLIAM F. GADSDEN JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1983 AND HAS MORE THAN 15 YEARS OF INVESTMENT INDUSTRY EXPERIENCE.

[BEATY PHOTO]

CO-LEAD PORTFOLIO MANAGER BRUCE F. BEATY JOINED THE ORGANIZATION IN 1991 AND HAS MORE THAN 16 YEARS OF INVESTMENT INDUSTRY EXPERIENCE. GADSDEN AND BEATY HAVE MANAGED THE FUND SINCE ITS INCEPTION IN 1996.
THE TEAM IS SUPPORTED BY SCUDDER KEMPER INVESTMENT'S LARGE STAFF OF ANALYSTS, RESEARCHERS, TRADERS, ECONOMISTS AND OTHER INVESTMENT PROFESSIONALS.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE REPORTING PERIOD INDICATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

RALLIES AND CORRECTIONS IN INTERNET STOCKS, INTEREST-RATE RISES AND FALLS, AND SHIFTS IN MARKET DIRECTION -- THESE WERE JUST SOME OF THE UPS AND DOWNS THAT STOCK INVESTORS FACED DURING THE PAST YEAR. DESPITE THESE CHALLENGES, CO-LEAD PORTFOLIO MANAGERS WILLIAM GADSDEN AND BRUCE BEATY LED KEMPER CLASSIC GROWTH FUND TO A SOLID ONE-YEAR RETURN. BELOW, GADSDEN AND BEATY DISCUSS THE MARKET CLIMATE, THE FUND'S PERFORMANCE AND THEIR INVESTMENT PHILOSOPHY.

Q    FOR THE ONE-YEAR PERIOD ENDING AUGUST 31, 1999, KEMPER CLASSIC GROWTH FUND
EARNED 41.54 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGES.) PLEASE PUT THIS GAIN INTO PERSPECTIVE FOR US.

A    We're very pleased with Kemper Classic Growth Fund's performance. The fund outpaced the Standard & Poor's 500 Index's (S&P 500) gain of 39.81 percent. (This index comprises 500 large-cap growth and value stocks and is often cited as a gauge of the overall market.) For the one-year period, the fund (Class A shares) also topped the Lipper Growth Fund Category average of 40.37 percent.

     If these returns sound high to you, you're right. This most recent fiscal year covers an unusual period for the stock market. When the period began in September 1998, many stocks had been driven down to extreme -- and unrealistic -- lows. During the following months, stocks rebounded and made back the ground they had lost.

     Keep in mind that over the long term, equities have historically earned less-spectacular gains than those earned by the fund and its benchmarks during this past fiscal year. For instance, for the past 30 calendar years, the S&P 500 earned an average of 12.65 percent.

     Even in good times like these, we encourage investors to maintain a long-term perspective and to remember that a single year's performance figure doesn't tell the whole story.

Q    BILL AND BRUCE, BEFORE YOU DISCUSS THE FUND'S PERFORMANCE IN GREATER
DETAIL, COULD YOU WALK US THROUGH THE KEY EVENTS AND THEMES THAT SHAPED THE MARKETS DURING THE ANNUAL PERIOD?

A    The annual period has certainly been an interesting -- and challenging --
time frame. We started the fiscal year at a low point, in the aftermath of one of the worst months in market history. The climate has improved significantly since then, and the market ended the year on a much brighter note.

     A ROCKY START When the annual period began on September 1, 1998, the markets were experiencing exceptional turbulence. As you may recall, in August 1998, Russia defaulted on its debt. The default sent the global stock and bond markets into a tailspin. The U.S. market lost 15 percent in August alone. The crisis climate was further exacerbated by concerns about economic weakness in other emerging markets. And, the markets were rattled by the misadventures of a large hedge fund. Against this backdrop, a liquidity and monetary crisis unfolded.

     THE FED TAKES ACTION The Federal Reserve responded aggressively and promptly reduced interest

PERFORMANCE UPDATE

rates. Many other countries followed the Federal Reserve's lead and cut rates as well. These speedy and unified actions restored investor confidence and improved the liquidity of the market. Stocks roared back, and the economy percolated on a stronger-than-expected track. Consumer confidence was high, unemployment was low, and corporate profits remained sound.

     TECHNOLOGY STOCKS DRIVE A STILL-NARROW MARKET However, even after the autumn rebound, the domestic market remained narrow. By narrow, we mean that only a few stocks contributed most of the positive returns. Generally, the successful stocks fell into two groups: mega-cap domestic-growth stocks and technology stocks.

     While a climate of high consumer confidence benefited media and retail stocks, excitement about the Internet played the most significant role in shaping the market in the fourth quarter. Along with more established, large-cap, quality technology stocks, investors welcomed Internet IPOs (see Terms To Know on page 2), with heady enthusiasm. Fuelled by market emotion, many untested ".com" stocks traded at seemingly high valuations.

     EMOTION GIVES WAY TO A MORE RATIONAL CLIMATE The market began to broaden out in early- and mid-1999. Investors began paying more attention to fundamentals and became more discriminating. There was less willingness to pay ANY price for growth. The market began to react to the possibility of an overheating economy. In April and May, cyclically-oriented (see Terms To Know on page 2) and smaller-cap stocks began to return to favor. Less glamorous -- but fundamentally strong manufacturing and capital-goods stocks -- began to steal some of the limelight away from untested Internet stocks. However, many quality technology stocks continued to perform robustly, although they too gave up some ground.

     THE FED MOVES AGAIN Now, at the completion of the fund's fiscal year, we've come full circle. Whereas the Federal Reserve dropped rates three times in 1998 to shore up the faltering global economy, the Fed has raised rates twice this year. These increases served as a preemptive strike to prevent the economy from accelerating too quickly into an inflationary climate.

     And while there has been some broadening, the markets continue to be fairly narrow, given long-term historical trends. Concerns about Year 2000 and additional interest-rate increases have left investors poised for more volatility.

Q    HOW DO YOU SELECT STOCKS?

A    Kemper Classic Growth Fund pursues long-term growth of capital, with reduced share-price volatility compared to other growth-stock funds. To do this, we follow a growth-at-a-reasonable-price (GARP) investment strategy. Our investment process targets high-quality, large-cap growth stocks. We seek established companies with strong competitive positions, stable and consistent earnings-growth prospects, excellent balance sheets (see Terms To Know on page
2) and strong management.

     Outstanding fundamentals and growth potential are only a part of what we need, however. Our analysis must indicate that the stock is "reasonably valued," or in other words, trading at an attractive price.

     We sell stocks when we see indications of deteriorating fundamentals or slowing earnings growth. Also, in keeping with our price-conscious philosophy, we reduce positions when valuations become stretched.

Q    PLEASE PROVIDE US WITH SOME EXAMPLES OF YOUR STOCK-SELECTION PROCESS IN
ACTION.

A    Our independent research led us to Corning, traditionally thought of as a manufacturing company. But, there's more to Corning than meets the eye. Corning has carved out an exciting -- and profitable -- niche for itself as a premier provider of high-capacity optic fiber. Due to the increase in high-density data traffic, there's a significant demand for Corning's product. So, this "manufacturing" company is actually providing a high-tech solution for Internet and network expansion. It's a clear leader in its market segment and well positioned in terms of patent protection. Far from it being a pricey, trendy tech stock, Corning is very cheap given its growth rate.

     Pepsi also typifies our GARP discipline in action. Historically, Pepsi was punished for its overly complex business model, which included operations in restaurants, beverages, snacks and bottling. The fundamental picture has begun to improve. Pepsi's management recently spun off its restaurant and bottling divisions. Pepsi has emerged as a slimmed-down, focused company with a more-dependable earnings outlook. And, the price was right: We purchased the stock at a below-market multiple.

     McDonald's Corp., a relatively recent addition to the portfolio, is another example of a stock that satisfies our GARP criteria. As emerging markets in Latin America and Asia stabilize, McDonald's has an edge over the majority of its

PERFORMANCE UPDATE

potential rivals. Indeed, the McDonald's name is one of the most recognized across the globe. Relative to the growth rate of the overall market, the stock offers higher forecasted growth. Our analysis also indicates a favorable probability of upward earnings revisions. Given the fundamentals and earnings-growth potential, we believe that we've captured an excellent, reasonably priced opportunity.

Q     WHAT WORKED OUT PARTICULARLY WELL FOR THE FUND?

A     Several of our largest technology stocks generated outstanding returns.
While we're steering clear of many of the un-tested and highly combustible ".com" stocks, we're still participating in the growth of the Internet and electronic commerce. For instance, the fund benefited from exposure to established, quality companies that are creating the Internet's infrastructure. Top-performing holdings included Sun Microsystems, a dominant provider of network servers, semiconductor and semiconductor-capital-equipment leaders Intel and Applied Materials, and network superstar Cisco Systems.

      We also reaped very good returns from companies involved in communications-oriented technology, such as MCI WorldCom and Nokia. MCI WorldCom continues to execute a well-thought-out global business plan, thanks to logical acquisi-tions and innovative management. MCI WorldCom is also an Internet beneficiary: By building out global long-distance and data services, MCI WorldCom contributes to the Internet's required infrastructure.

      While most of our holdings are based in the U.S., we've found some compelling opportunities in foreign-based companies, such as Finnish telecommunications giant Nokia. (Keep in mind, though, that many of our U.S. companies are key players in the global marketplace, a trend that blurs the line between traditional definitions of domestic and international exposure.) Nokia has established itself as a leading, growing presence in digital cellular networks and telecommunications systems. The applications for their products are extensive, and the stock has delivered nice earnings for a reasonable price.

      Our conviction in media stocks also contributed positively to performance. For example, AT&T -- Liberty Media, a well-diversified media company, posted top-notch returns during the annual period. Similar to MCI WorldCom, this company has participated in prudent consolidation trends. By agreeing to merge into AT&T as a wholly owned subsidiary, the company has enhanced its strategic positioning and cash flow. AT&T -- Liberty Media again demonstrates that exposure to the Internet's growth can come in a variety of ways: In addition to offering media, cable and television programming, the company also offers attractive bandwidth.

      Relative to our benchmarks, an underweighting in consumer staples helped performance. Many global consumer-staples stocks carry considerable exposure to emerging markets. As emerging economies fal-tered, these stocks faced a less hospitable climate. And, although there are signs that demand from emerging markets is picking up, many of these companies haven't yet turned the corner.

      In more general terms, our rededication to our growth discipline benefited performance. We recognize that our shareholders select Kemper Classic Growth Fund to pursue long-term capital growth. As portfolio managers, we evaluate the portfolio on an ongoing basis to make sure that we're on track, and look for ways to improve the execution of our strategy. During the fiscal year, we sought ways to enhance the portfolios' growth orientation, consistent with its charter. This fine-tuning served the fund well, and returns firmed up nicely.

Q     WHAT HELD THE FUND BACK DURING THE ANNUAL PERIOD?

A     Exposure to companies with poorly executed acquisition strategies clipped the fund's returns. Growth through acquisition has been a difficult business, and the market has little tolerance for companies that misstep. Funeral-services operator Service Corp. International proved particularly disappointing. A leader in its market segment with a long-running history of earnings growth, Service Corp. International suffered as a result of overly costly acquisition plans. HEALTHSOUTH and Waste Management also eroded their earnings-growth potential by failing to appropriately manage expensive acquisitions. Similarly, an imprudent acquisition strategy was a key factor in Rite-Aid's downward slide. These mishaps signaled a lack of management control, as well as a decline in company fundamentals and earnings-growth potential. Consequently, we have eliminated all of these stocks from the portfolio.

      Financial-services stocks also hindered performance. Stocks in this sector had a difficult time during the annual period. First, many languished in the aftermath of the Russian debt default. Then, in 1999's rising-rate environment,

PERFORMANCE UPDATE

financial-service stocks once again found themselves behind the barrel.

      In relative terms, our active omission of some of the market's leaders slowed the fund's pace. For instance, at the start of the fiscal year, the fund did not own Microsoft or Lucent Technologies. Initially, our analytical process didn't correctly recognize and reward these companies' potential for upward earnings surprises. We've rectified that, and now own both stocks. In each case, however, we did not stray from our GARP discipline. We instead reexamined the stocks and determined that given their high growth prospects, each was, in fact, attractively priced.

Q     TELL US HOW YOU'VE POSITIONED THE PORTFOLIO. WHAT TYPES OF STOCKS ARE YOU
FAVORING?

A     To preface, keep in mind that we're bottom-up stock pickers. That means we don't decide to invest a certain amount in a particular sector and then select the stocks. Instead, the fund's overall sector weightings are the outcome of many individual decisions. That said, we'd be glad to highlight some general themes.

      Technology stocks make up the largest single weighting within the portfolio. Here, we place an especially high premium on "winner-takes-all" companies. We remain particularly interested in stocks that are participating in Internet infrastructure and the convergence of technology and telecommunications. Stocks that satisfy our exacting criteria include Oracle and EMC. Meanwhile, we've eliminated Parametric Technologies, Compaq Computers and Sterling Commerce. They don't offer the exemplary characteristics we seek.

      We're optimistic about the long-term return prospects offered by selected media and health-care stocks. In addition to AT&T -- Liberty Media, our media holdings include Viacom and Comcast. On the health-care side, the fund holds positions in pharmaceutical companies like Bristol-Myers Squibb. More recently, we've initiated stakes in biotech companies MedImmune and Immunex.

      Compared to our benchmark, the fund holds a greater portion of its assets in capital-goods stocks, most notably manufacturing stocks such as Tyco International and Corning. These stocks provide a degree of cyclical exposure, as well as strong growth potential. Corning, as you'll recall, provides high-tech optic fiber. Tyco has displayed an entrepreneurial approach to making and synthesizing acquisitions, a key to long-term earnings growth.

Q     ARE THERE AREAS WHERE YOU'RE FINDING FEWER OPPORTUNITIES?

A     Consistent with our goal of pursuing superior, sustainable, long-term growth, we've significantly reduced our exposure to financial-services stocks. Particularly in rising-rate climates, financials -- especially banks -- have a more difficult time keeping up. The portfolio does include a contingent of financial-service stocks with strong growth prospects, however. Despite the challenges of a rising-rate environment, we believe that American Express (diversified financial and travel services), American International Group (insurance) and Fannie Mae (mortgage lender) offer attractively valued growth prospects.

      We feel that the consumer discretionary area -- which includes retail and leisure stocks -- warrants additional scrutiny. Even in a climate of high consumer confidence, retail stocks are susceptible to rising rates. What's more, retailers face stiff competition and the possibility that Internet distribution channels could disrupt future growth. Based on these types of concerns, we eliminated Office Depot and Costco. In the leisure area, we've also sold the fund's positions in Carnival Corp. and Mirage.

      As oil prices rebounded, we gradually pared back our exposure to energy stocks. The rebound in oil prices served as a good opportunity for us to sell into strength and capture profits. We continue to hold Royal Dutch Petroleum, Schlumberger and Mobil.

Q     AS 1999 APPROACHES ITS CLOSE, DO YOU HAVE ANY THOUGHTS FOR THE
SHAREHOLDERS?

A     We encourage shareholders not to underestimate the remarkable resiliency and depth of the U.S. economy. In the 1980s and early 1990s, the domestic economy faced difficult times. Corporate America struggled to put its house in order. There were painful corporate restructurings, layoffs and consolidations. Now, rebuilt on a stron-ger foundation, the domestic economy holds bright prospects. The events of the past year testify to the Federal Reserve's ability to keep the markets on an even keel. Domestic corporations continue to generate steady profits, unemployment is low and consumer confidence is high.

      We recognize that investors are concerned about the potential impacts of Year 2000. Here, too, we recommend a long-term focus. We believe that Y2K issues may cause some temporary distortions in the market and the economy. These distortions could relate to inventory building, capital-spending deferrals

PERFORMANCE UPDATE

and reduced market liquidity. We can't know for sure. Yet in the face of short-term distortions, we remain steadfast in a long-term perspective. As long-term, quality-focused investors, we seek companies that can navigate unfamiliar terrain, address challenges and emerge stronger.

Q     WHAT LESSONS CAN SHAREHOLDERS TAKE FROM THE PAST FISCAL YEAR?

A     The past year serves as an excellent reminder that stock investing is a long-term proposition. When the markets corrected in August 1998, we understand that some investors would have been tempted to get out of stocks. But the markets did come back, and the investment climate is much improved.

      But accepting the inherent volatility of the market doesn't mean courting risk. We remain committed to a risk-conscious approach to long-term growth. Rain or shine, we look forward to the next year and to putting our investment discipline to work on behalf of the fund's shareholders.

PERFORMANCE UPDATE

AVERAGE ANNUAL TOTAL RETURNS*

FOR PERIODS ENDED AUGUST 31, 1999 (ADJUSTED FOR THE MAXIMUM SALES CHARGE)

                                                                       LIFE OF
                                                              1-YEAR   CLASS(1)
-----------------------------------------------------------------------------------------------------
    KEMPER CLASSIC GROWTH FUND CLASS A                        33.43%   23.78%     (since 9/9/96)
-----------------------------------------------------------------------------------------------------
    KEMPER CLASSIC GROWTH FUND CLASS B                        37.30     8.24      (since 4/16/98)
-----------------------------------------------------------------------------------------------------
    KEMPER CLASSIC GROWTH FUND CLASS C                        40.42    10.42      (since 4/16/98)
-----------------------------------------------------------------------------------------------------

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER CLASSIC GROWTH FUND CLASS A
--------------------------------------------------------------------------------
Growth of an assumed $10,000
investment in Class A shares from
9/30/96 to 8/31/99

                                                  KEMPER CLASSIC GROWTH       STANDARD & POOR'S 500
                                                      FUND CLASS A1               STOCK INDEX+            CONSUMER PRICE INDEX++
                                                  ---------------------       ---------------------       ---------------------
9/30/96                                                   10000                       10000                       10000
12/31/97                                                  13531                       14447                       10222
8/31/99                                                   17952                       19914                       10596

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER CLASSIC GROWTH FUND CLASS B
--------------------------------------------------------------------------------
Growth of an assumed $10,000
investment in Class B shares from
4/30/98 to 8/31/99

                                                  KEMPER CLASSIC GROWTH       STANDARD & POOR'S 500
                                                      FUND CLASS B1               STOCK INDEX+            CONSUMER PRICE INDEX++
                                                  ---------------------       ---------------------       ---------------------
4/30/98                                                   10000                       10000                       10000
12/31/98                                                  10627                       11153                       10085
8/31/99                                                   11150                       11979                       10289

                                  [LINE GRAPH]
--------------------------------------------------------------------------------
KEMPER CLASSIC GROWTH FUND CLASS C
--------------------------------------------------------------------------------
Growth of an assumed $10,000
investment in Class C shares from
4/30/98 to 8/31/99

                                                  KEMPER CLASSIC GROWTH       STANDARD & POOR'S 500
                                                      FUND CLASS C1               STOCK INDEX+            CONSUMER PRICE INDEX++
                                                  ---------------------       ---------------------       ---------------------
4/30/98                                                   10000                       10000                       10000
12/31/98                                                  10632                       11153                       10086
8/31/99                                                   11451                       11979                       10289

    PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COSTS.

   *AVERAGE ANNUAL TOTAL RETURN AND TOTAL RETURN MEASURE NET INVESTMENT INCOME
    AND CAPITAL GAIN OR LOSS FROM PORTFOLIO INVESTMENTS, ASSUMING REINVESTMENT OF ALL DIVIDENDS AND FOR CLASS A SHARES ADJUSTMENT FOR THE MAXIMUM SALES CHARGE OF 5.75 PERCENT, FOR CLASS B SHARES ADJUSTMENT FOR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGE (CDSC) OF 3 PERCENT AND FOR CLASS C SHARES NO ADJUSTMENT FOR SALES CHARGE. THE MAXIMUM CDSC FOR CLASS B SHARES IS 4 PERCENT. FOR CLASS C SHARES, THERE IS A 1 PERCENT CDSC ON CERTAIN REDEMPTIONS WITHIN THE FIRST YEAR OF PURCHASE.

 (1)CLASS A SHARES PERFORMANCE PRIOR TO APRIL 16, 1998 IS DERIVED FROM THE SCUDDER "S" SHARE INCEPTION DATE AND HAS BEEN ADJUSTED TO REFLECT THE CURRENT MAXIMUM INITIAL SALES CHARGE OF 5.75%. CLASS S SHARES ARE SUBJECT TO CERTAIN OTHER, OR DIFFERENT LEVELS OF, EXPENSES THAN CLASS A. THE EXPENSES APPLICABLE TO CLASS S SHARES HAVE BEEN REFLECTED IN THE PERFORMANCE PRESENTED FOR CLASS A. THE DIFFERENCE IN EXPENSES WILL AFFECT PERFORMANCE. THE FUND'S SHARES WERE OFFERED WITHOUT A SALES CHARGE UNTIL APRIL 15, 1998. KEMPER CLASS A, B AND C SHARES WERE INITIALLY OFFERED ON APRIL 16, 1998. CLASS B SHARES IS ADJUSTED FOR THE CDSC IN EFFECT AT THE END OF THE PERIOD. WHEN COMPARING KEMPER CLASSIC GROWTH FUND TO THE S&P 500 STOCK INDEX, YOU SHOULD NOTE THAT THE FUND'S PERFORMANCE REFLECTS THE MAXIMUM SALES CHARGE, WHILE NO SUCH CHARGES ARE REFLECTED IN THE PERFORMANCE OF THE INDEX. DURING THE PERIODS NOTED, SECURITIES PRICES FLUCTUATED. FOR ADDITIONAL INFORMATION, SEE THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION AND THE FINANCIAL HIGHLIGHTS AT THE END OF THIS REPORT.

   +THE STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED INDEX GENERALLY
    REPRESENTATIVE OF THE U.S. STOCK MARKET. SOURCE IS CDA WIESENBERGER.

  ++THE CONSUMER PRICE INDEX IS A STATISTICAL MEASURE OF CHANGE, OVER TIME, IN
    THE PRICES OF GOOD AND SERVICES IN MAJOR EXPENDITURE GROUPS FOR ALL URBAN CONSUMERS. IT IS GENERALLY CONSIDERED TO BE A MEASURE OF INFLATION. SOURCE IS CDA WIESENBERGER.

INDUSTRY SECTORS

SECTOR COMPOSITION OF KEMPER CLASSIC GROWTH FUND*

Data shows the percentage of the common stocks in the portfolio that each sector of Kemper Classic Growth Fund represented on August 31, 1999, and August 31, 1998.

                                  [BAR GRAPH]

                                                               KEMPER CLASSIC GROWTH FUND ON      KEMPER CLASSIC GROWTH FUND ON
                                                                          8/31/99                            8/31/98
Technology                                                                  19.1                               15.6

Health care                                                                 16.1                               11.9

Consumer non-durables                                                       14.7                               16.8

Capital goods                                                               13.9                               12.8

Communication services                                                      12.4                                8.5

Financial                                                                    9.9                               18.2

Consumer staples                                                             8.9                                5.8

Energy                                                                         5                                9.3

Transportation                                                                 0                                1.1

* PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*
Data shows the percentage of the common stocks in the portfolio that each sector of Kemper Classic Growth Fund represented on August 31, 1999, compared to the industry sectors that make up the fund's benchmark, the Standard & Poor's 500 Stock Index.

                                  [BAR GRAPH]

                                                               KEMPER CLASSIC GROWTH FUND ON       STANDARD & POOR'S 500 STOCK
                                                                          8/31/99                        INDEX ON 8/31/99
Technology                                                                 19.10                              22.30

Health care                                                                16.10                              10.40

Consumer non-durables                                                      14.70                               8.80

Capital goods                                                              13.90                               8.50

Communication services                                                     12.40                               8.50

Financial                                                                   9.90                              15.20

Consumer staples                                                            8.90                              12.90

Energy                                                                      5.00                               6.10

Basic materials                                                             0.00                               3.40

Utilities                                                                   0.00                               2.90

Transportation                                                              0.00                               1.00

* STANDARD & POOR'S 500 STOCK INDEX IS AN UNMANAGED CAPITALIZATION-WEIGHTED PRICE-ONLY INDEX COMPRISED OF THE LARGEST CAPITALIZED U.S. COMPANIES WHOSE COMMON STOCKS ARE TRADED IN THE UNITED STATES. THIS LARGE CAPITALIZATION MARKET ORIENTED INDEX IS HIGHLY CORRELATED WITH THE S&P 500 STOCK INDEX.

LARGEST HOLDINGS

KEMPER CLASSIC GROWTH FUND'S 10 LARGEST HOLDINGS*
Representing 27.2 percent of the fund's portfolio on August 31, 1999

---------------------------------------------------------------------------------------
               HOLDINGS                                                         PERCENT
---------------------------------------------------------------------------------------
1.             INTEL                         Engaged in the design,               3.8%
                                             development, manufacture and sale
                                             of advanced semiconductor
                                             components.
---------------------------------------------------------------------------------------
2.             MICROSOFT                     Develops, markets and supports a     3.8%
                                             variety of software, operating
                                             systems, language and application
                                             programs.
---------------------------------------------------------------------------------------
3.             AT&T -- LIBERTY MEDIA         Holds positions in a variety of      2.8%
                                             cable channels, such as the
                                             Discovery Channel, as well as
                                             exposure to the Internet and
                                             other media.
---------------------------------------------------------------------------------------
4.             GENERAL ELECTRIC              A broadly diversified company        2.7%
                                             with major businesses in power
                                             generators, appliances, lighting,
                                             plastics, medical systems,
                                             aircraft engines, financial
                                             services and broadcasting.
---------------------------------------------------------------------------------------
5.             MCI WORLDCOM                  Provides intrastate, interstate      2.5%
                                             and international long-distance
                                             voice and data services.
---------------------------------------------------------------------------------------
6.             TYCO INTERNATIONAL            A broadly diversified company        2.5%
                                             with operations in fire-
                                             protection systems, electronic
                                             and electrical components and
                                             health care.
---------------------------------------------------------------------------------------
7.             HOME DEPOT                    Operates retail stores carrying      2.4%
                                             building supplies and
                                             home-improvement products.
---------------------------------------------------------------------------------------
8.             PROCTER & GAMBLE              Manufactures and distributes         2.3%
                                             household products, including
                                             food, diapers, and personal-care,
                                             laundry and cleaning products.
---------------------------------------------------------------------------------------
9.             IBM                           Leading manufacturer of data         2.2%
                                             processing equipment and systems.
---------------------------------------------------------------------------------------
10.            BRISTOL-MYERS SQUIBB          Produces and distributes             2.2%
                                             pharmaceutical products, medical
                                             devices, and health, beauty and
                                             household products.
---------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF INVESTMENT TRUST AND TO THE
CLASS A, CLASS B AND CLASS C SHAREHOLDERS OF
CLASSIC GROWTH FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights for the Class A, Class B and Class C shares present fairly, in all material respects, the financial position of Classic Growth Fund (formerly Scudder Classic Growth Fund) (the "Fund") at August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the Class A, Class B and Class C shares for the periods indicated therein, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

                                          PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts
                                          October 20, 1999

PORTFOLIO OF INVESTMENTS

KEMPER CLASSIC GROWTH FUND
Portfolio of Investments as of August 31, 1999

------------------------------------------------------------------------------------------------------------------------
                                                                                            PRINCIPAL      MARKET
    REPURCHASE AGREEMENTS 2.5%                                                              AMOUNT ($)     VALUE ($)
------------------------------------------------------------------------------------------------------------------------
                                             Repurchase Agreement with State Street Bank
                                               and Trust Company dated 8/31/1999 at 5.41%,
                                               to be repurchased at $5,554,835 on
                                               9/1/1999, collateralized by a $5,625,000
                                               U.S. Treasury Note, 3.375%, 1/15/2007 (Cost
                                               $5,554,000)                                  5,554,000      5,554,000
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    COMMON STOCKS  97.5%                                                                      SHARES
------------------------------------------------------------------------------------------------------------------------
    CONSUMER DISCRETIONARY--10.4%
    DEPARTMENT & CHAIN STORES--7.8%
                                             Dayton Hudson Corp.                               67,600      3,920,800
                                             Gap Inc.                                          68,000      2,660,500
                                             Home Depot, Inc.                                  85,700      5,238,413
                                             Wal-Mart Stores Inc.                              96,900      4,293,881
                                             Walgreen Co.                                      72,100      1,671,819
                                             ---------------------------------------------------------------------------
                                                                                                          17,785,413

    RECREATIONAL PRODUCTS--1.3%
                                             Electronic Arts Inc.*                             25,700      1,763,663
                                             Premier Parks, Inc.*                              37,400      1,224,850
                                             ---------------------------------------------------------------------------
                                                                                                           2,988,513

    RESTAURANTS--1.3%
                                             McDonald's Corp.                                  68,200      2,821,775
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    CONSUMER STAPLES--8.7%
    ALCOHOL & TOBACCO--2.8%
                                             Anheuser-Busch Companies, Inc.                    51,200      3,942,400
                                             Philip Morris Companies, Inc.                     62,700      2,347,331
                                             ---------------------------------------------------------------------------
                                                                                                           6,289,731

    FOOD & BEVERAGE--2.6%
                                             Albertson's Inc.                                  59,400      2,847,487
                                             PepsiCo Inc.                                      92,000      3,139,500
                                             ---------------------------------------------------------------------------
                                                                                                           5,986,987

    PACKAGE GOODS/COSMETICS--3.3%
                                             Gillette Co.                                      51,000      2,377,875
                                             Procter & Gamble Co.                              50,100      4,972,425
                                             ---------------------------------------------------------------------------
                                                                                                           7,350,300
------------------------------------------------------------------------------------------------------------------------
    HEALTH--15.7%
    BIOTECHNOLOGY--2.0%
                                             Amgen Inc.*                                       16,400      1,364,275
                                             Immunex Corp.*                                    29,000      1,952,063
                                             MedImmune, Inc.*                                  12,700      1,310,481
                                             ---------------------------------------------------------------------------
                                                                                                           4,626,819

    HEALTH INDUSTRY SERVICES--1.0%
                                             IMS Health Inc.                                   79,000      2,182,375
                                             ---------------------------------------------------------------------------

    MEDICAL SUPPLY
    & SPECIALTY--2.6%
                                             Baxter International Inc.                         60,850      4,080,753
                                             VISX Inc.*                                        19,600      1,773,800
                                             ---------------------------------------------------------------------------
                                                                                                           5,854,553

    PHARMACEUTICALS--10.1%
                                             Allergan, Inc.                                    26,000      2,596,750
                                             American Home Products Corp.                      59,600      2,473,400
                                             Bristol-Myers Squibb Co.                          68,600      4,827,725
                                             Johnson & Johnson                                 21,600      2,208,600
                                             Pfizer, Inc.                                      75,000      2,831,250
                                             Schering-Plough Corp.                             72,000      3,784,500
                                             Warner-Lambert Co.                                59,700      3,955,125
                                             ---------------------------------------------------------------------------
                                                                                                          22,677,350

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                              SHARES       VALUE ($)
------------------------------------------------------------------------------------------------------------------------
    COMMUNICATIONS--3.9%
    TELEPHONE/COMMUNICATIONS
                                             Bell Atlantic Corp.                               52,150      3,194,188
                                             MCI WorldCom, Inc.*                               73,450      5,563,838
                                             ---------------------------------------------------------------------------
                                                                                                           8,758,026
------------------------------------------------------------------------------------------------------------------------
    FINANCIAL--9.7%
    INSURANCE--2.9%
                                             AFLAC, Inc.                                       48,700      2,188,456
                                             American International Group, Inc.                46,150      4,277,528
                                             ---------------------------------------------------------------------------
                                                                                                           6,465,984

    CONSUMER FINANCE--4.7%
                                             American Express Credit Corp.                     34,400      4,730,000
                                             Associates First Capital Corp.                    57,800      1,983,263
                                             Citigroup Inc.                                    85,350      3,792,741
                                             ---------------------------------------------------------------------------
                                                                                                          10,506,004

    OTHER FINANCIAL
    COMPANIES--2.1%
                                             Federal National Mortgage Association             76,200      4,733,925
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    MEDIA--8.2%
    ADVERTISING--1.5%
                                             Omnicom Group, Inc.                               45,000      3,391,875
                                             ---------------------------------------------------------------------------

    BROADCASTING &
    ENTERTAINMENT--1.7%
                                             Infinity Broadcasting Corp.*                      60,800      1,645,400
                                             Viacom Inc. "B"*                                  50,800      2,136,775
                                             ---------------------------------------------------------------------------
                                                                                                           3,782,175

    CABLE TELEVISION--3.4%
                                             AT&T Corp -- Liberty Media Group*                191,000      6,112,000
                                             Comcast Corp. "A"                                 42,600      1,389,825
                                             ---------------------------------------------------------------------------
                                                                                                           7,501,825

    PRINT MEDIA--1.6%
                                             Tribune Co.                                       39,300      3,667,181
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    SERVICE INDUSTRIES--3.9%
    EDP SERVICES--3.0%
                                             America Online Inc.*                              21,800      1,990,613
                                             Automatic Data Processing, Inc.                   65,800      2,586,763
                                             Electronic Data Systems Corp.                     37,100      2,082,238
                                             ---------------------------------------------------------------------------
                                                                                                           6,659,614

    MISCELLANEOUS COMMERCIAL
    SERVICES--0.9%
                                             CMG Information Services, Inc.*                   12,800      1,074,400
                                             Galileo International, Inc.                       19,700        955,450
                                             ---------------------------------------------------------------------------
                                                                                                           2,029,850
------------------------------------------------------------------------------------------------------------------------
    DURABLES--4.4%
    AEROSPACE--1.7%
                                             United Technologies Corp.                         57,000      3,769,125
                                             ---------------------------------------------------------------------------

    TELECOMMUNICATIONS
    EQUIPMENT--2.7%
                                             Lucent Technologies Inc.                          43,000      2,754,688
                                             Nokia AB Oy "A" (ADR)                             40,600      3,385,025
                                             ---------------------------------------------------------------------------
                                                                                                           6,139,713

PORTFOLIO OF INVESTMENTS

------------------------------------------------------------------------------------------------------------------------
                                                                                                           MARKET
                                                                                              SHARES       VALUE ($)
------------------------------------------------------------------------------------------------------------------------
    MANUFACTURING--9.2%
    DIVERSIFIED MANUFACTURING--6.0%
                                             General Electric Co.                              52,400      5,885,175
                                             Textron, Inc.                                     26,000      2,099,500
                                             Tyco International Ltd. (New)                     53,600      5,430,350
                                             ---------------------------------------------------------------------------
                                                                                                          13,415,025

    ELECTRICAL PRODUCTS--1.0%
                                             Emerson Electric Co.                              36,100      2,260,763
                                             ---------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--1.9%
                                             Corning Inc.                                      64,700      4,302,550
                                             ---------------------------------------------------------------------------

    MACHINERY/COMPONENTS/
      CONTROLS--0.3%
                                             Parker-Hannifin Corp.                             15,450        675,938
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    TECHNOLOGY--18.6%
    COMPUTER SOFTWARE--4.9%
                                             Microsoft Corp.*                                  89,200      8,256,574
                                             Oracle Systems Corp.*                             74,200      2,708,300
                                             ---------------------------------------------------------------------------
                                                                                                          10,964,874

    DIVERSE ELECTRONIC
    PRODUCTS--1.5%
                                             Applied Materials, Inc.*                          47,000      3,339,938
                                             ---------------------------------------------------------------------------

    EDP PERIPHERALS--1.4%
                                             EMC Corp.*                                        53,700      3,222,000
                                             ---------------------------------------------------------------------------

    ELECTRONIC COMPONENTS/
    DISTRIBUTORS--2.1%
                                             Broadcom Corp.*                                    8,500      1,094,375
                                             Cisco Systems, Inc.*                              53,500      3,627,969
                                             ---------------------------------------------------------------------------
                                                                                                           4,722,344

    ELECTRONIC
    DATA PROCESSING--5.0%
                                             Hewlett-Packard Co.                               21,700      2,286,638
                                             International Business Machines Corp.             39,400      4,907,763
                                             Sun Microsystems, Inc.*                           50,900      4,046,550
                                             ---------------------------------------------------------------------------
                                                                                                          11,240,951

    SEMICONDUCTORS--3.7%
                                             Intel Corp.                                      102,540      8,427,500
                                             ---------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
    ENERGY--4.8%
    OIL & GAS PRODUCTION--1.9%
                                             Royal Dutch Petroleum Co. (New York shares)       69,700      4,312,688
                                             ---------------------------------------------------------------------------

    OIL COMPANIES--1.3%
                                             Mobil Corp.                                       29,000      2,968,875
                                             ---------------------------------------------------------------------------

    OILFIELD SERVICES/EQUIPMENT--1.6%
                                             Schlumberger Ltd.                                 53,100      3,544,425
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $186,308,546)                                         219,366,984
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $191,862,546)(a)                                      224,920,984
                                             ---------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOTE TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
* Non-income producing security.

(a) The cost for federal income tax purposes was $192,278,933. At August 31, 1999, net unrealized appreciation for all securities based on tax cost was $32,642,051. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $36,933,383 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $4,291,332.

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

as of August 31, 1999

----------------------------------------------------------------------------
ASSETS
----------------------------------------------------------------------------
Investments, at market (identified cost $191,862,546)           $224,920,984
----------------------------------------------------------------------------
Cash                                                                     994
----------------------------------------------------------------------------
Receivable for investments sold                                    2,160,214
----------------------------------------------------------------------------
Receivable for Fund shares sold                                      325,925
----------------------------------------------------------------------------
Dividends and interest receivable                                    189,549
----------------------------------------------------------------------------
Deferred organization expenses                                        13,781
----------------------------------------------------------------------------
Other assets                                                           4,400
----------------------------------------------------------------------------
        TOTAL ASSETS                                             227,615,847
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 LIABILITIES
----------------------------------------------------------------------------

Payable for investments purchased                                  2,852,539
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     382,130
----------------------------------------------------------------------------
Accrued management fee                                                97,311
----------------------------------------------------------------------------
Other payables and accrued expenses                                  240,428
----------------------------------------------------------------------------
    Total liabilities                                              3,572,408
----------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $224,043,439
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 NET ASSETS
----------------------------------------------------------------------------

Unrealized appreciation (depreciation) on investments             33,058,438
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                               9,303,306
----------------------------------------------------------------------------
Paid-in capital                                                  181,681,695
----------------------------------------------------------------------------
NET ASSETS, AT MARKET VALUE                                     $224,043,439
----------------------------------------------------------------------------

----------------------------------------------------------------------------
 NET ASSET VALUE
----------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share
  ($54,691,364/2,416,648 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $22.63
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $22.63)              $24.01
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value offering and redemption price (subject to
  contingent deferred sales change) per share
  ($30,468,941/1,362,317 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $22.37
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value offering and redemption price (subject to
  contingent deferred sales change) per share
  ($5,610,185/250,687 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $22.38
----------------------------------------------------------------------------
CLASS S SHARES
  Net asset value, offering and redemption price per share
  ($133,272,949/5,911,188 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $22.55
----------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
for the year ended August 31, 1999

---------------------------------------------------------------------------
INVESTMENT INCOME
---------------------------------------------------------------------------
Income:
  Dividends (net of foreign taxes withheld of $26,929)          $ 1,623,231
  Interest                                                          431,526
---------------------------------------------------------------------------
                                                                  2,054,757
---------------------------------------------------------------------------
Expenses:
  Management fee                                                  1,307,022
---------------------------------------------------------------------------
  Services to shareholders                                        1,454,320
---------------------------------------------------------------------------
  Custodian and accounting fees                                     109,414
---------------------------------------------------------------------------
  Distribution service fees                                         184,290
---------------------------------------------------------------------------
  Administrative services fees                                      137,913
---------------------------------------------------------------------------
  Trustees' fees and expenses                                        35,708
---------------------------------------------------------------------------
  Auditing                                                           21,670
---------------------------------------------------------------------------
  Registration fees                                                 128,855
---------------------------------------------------------------------------
  Reports to shareholders                                           114,028
---------------------------------------------------------------------------
  Legal                                                              13,482
---------------------------------------------------------------------------
  Amortization of organization expense                                4,073
---------------------------------------------------------------------------
  Other                                                              42,873
---------------------------------------------------------------------------
    Total expenses before reductions                              3,553,648
---------------------------------------------------------------------------
  Expense reductions                                               (566,549)
---------------------------------------------------------------------------
    Expenses, net                                                 2,987,099
---------------------------------------------------------------------------
  NET INVESTMENT INCOME (LOSS)                                     (932,342)
---------------------------------------------------------------------------

---------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------

Net realized gain (loss) from investments                         9,396,870
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
  on investments                                                 44,795,107
---------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                       54,191,977
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                    $53,259,635
---------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    YEARS ENDED AUGUST 31,
                                                                    1999             1998
----------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
----------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------
  Net investment income (loss)                                  $    (932,342)   $      16,867
----------------------------------------------------------------------------------------------
  Net realized gain (loss) on investment transactions               9,396,870        6,411,034
----------------------------------------------------------------------------------------------
  Net unrealized appreciation (depreciation) on investment
    transactions during the period                                 44,795,107      (18,592,485)
----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS                                                       53,259,635      (12,164,584)
----------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income -- Class S                                         --         (134,261)
----------------------------------------------------------------------------------------------
  Net realized gains -- Class S                                    (4,994,696)      (1,093,271)
----------------------------------------------------------------------------------------------
  Net realized gains -- Class A                                      (734,391)              --
----------------------------------------------------------------------------------------------
  Net realized gains -- Class B                                      (597,986)              --
----------------------------------------------------------------------------------------------
  Net realized gains -- Class C                                       (91,871)              --
----------------------------------------------------------------------------------------------
Fund share transactions:
  Proceeds from shares sold                                       167,868,674      123,389,959
----------------------------------------------------------------------------------------------
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                   6,289,899        1,215,373
----------------------------------------------------------------------------------------------
  Cost of shares redeemed                                        (114,518,626)     (46,876,198)
----------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
  TRANSACTIONS                                                     59,639,947       77,729,134
----------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 106,480,638       64,337,018
----------------------------------------------------------------------------------------------
Net assets at beginning of period                                 117,562,801       53,225,783
----------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                                     $ 224,043,439    $ 117,562,801
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                             ---------------------------------------------
                                                                                CLASS A
                                                             ---------------------------------------------
                                                                                   FOR THE PERIOD
                                                                                   APRIL 16, 1998
                                                             YEAR ENDED       (COMMENCEMENT OF SALE OF
                                                             AUGUST 31,          CLASS A SHARES) TO
                                                                1999              AUGUST 31, 1998
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $16.62                  $20.30
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (.04)                    .01
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                   6.86                   (3.69)
----------------------------------------------------------------------------------------------------------
Total from investment operations                                 6.82                   (3.68)
----------------------------------------------------------------------------------------------------------
Less distributions from net realized gains on investment
transactions                                                     (.81)                     --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $22.63                  $16.62
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                          41.54                  (18.13)**
----------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           54.7                     7.2
----------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net, to average daily net
assets (%)                                                       1.24                    1.24*
----------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets (%)                                     1.65                    1.74*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets (%)                                                       (.17)                    .10*
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        68                      49
----------------------------------------------------------------------------------------------------------

                                                             ---------------------------------------------
                                                                                CLASS B
                                                             ---------------------------------------------
                                                                                   FOR THE PERIOD
                                                                                   APRIL 16, 1998
                                                             YEAR ENDED       (COMMENCEMENT OF SALE OF
                                                             AUGUST 31,          CLASS B SHARES) TO
                                                                1999              AUGUST 31, 1998
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $16.57                  $20.30
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (.22)                   (.05)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                   6.83                   (3.68)
----------------------------------------------------------------------------------------------------------
Total from investment operations                                 6.61                   (3.73)
----------------------------------------------------------------------------------------------------------
Less distributions from net realized gains on investment
transactions                                                     (.81)                     --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $22.37                  $16.57
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                          40.30                  (18.37)**
----------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                           30.5                     5.9
----------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net, to average daily net
assets (%)                                                       2.12                    2.12*
----------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets (%)                                     2.51                    2.52*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets (%)                                                      (1.04)                   (.79)*
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        68                      49
----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS


                                                             ---------------------------------------------
                                                                                CLASS C
                                                             ---------------------------------------------
                                                                                   FOR THE PERIOD
                                                                                   APRIL 16, 1998
                                                             YEAR ENDED       (COMMENCEMENT OF SALE OF
                                                             AUGUST 31,          CLASS C SHARES) TO
                                                                1999              AUGUST 31, 1998
----------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $16.57                  $20.30
----------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (.22)                   (.05)
----------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                   6.84                   (3.68)
----------------------------------------------------------------------------------------------------------
Total from investment operations                                 6.62                   (3.73)
----------------------------------------------------------------------------------------------------------
Less distributions from net realized gains on investment
transactions                                                     (.81)                     --
----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $22.38                  $16.57
----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(B)(C)                                          40.42                  (18.37)**
----------------------------------------------------------------------------------------------------------
 RATIOS AND SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            5.6                      .9
----------------------------------------------------------------------------------------------------------
Ratio of operating expenses, net, to average daily net
assets (%)                                                       2.09                    2.09*
----------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions, to
average daily net assets (%)                                     2.88                    3.00*
----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) to average daily net
assets (%)                                                      (1.02)                   (.73)*
----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                        68                      49
----------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of any sales charges.

 * Annualized

** Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Classic Growth Fund (the "Fund") is a diversified
                             series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             Effective April 16, 1998, the Fund changed its name from Scudder Classic Growth Fund to Classic Growth Fund and an additional three classes of shares were offered, namely Classes A, B and C. Existing shares of Classic Growth Fund outstanding on that date were redesignated Scudder Shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Scudder Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Scudder shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose

NOTES TO FINANCIAL STATEMENTS

                             quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

                             As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASES AND
     SALES OF SECURITIES     During the year ended August 31, 1999, purchases
                             and sales of investment securities (excluding short-term investments) aggregated $178,602,008 and
                             $121,482,661, respectively.

--------------------------------------------------------------------------------

3    RELATED PARTIES         Under the Management Agreement (the "Agreement")
                             with Scudder Kemper Investments, Inc. ("Scudder
                             Kemper" or the "Adviser") the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions.
                             The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee

NOTES TO FINANCIAL STATEMENTS

                             payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Effective April 16, 1998, the Adviser has agreed to waive .25% of its management fee until December 31, 2000. Certain subsidiaries of the Adviser have also agreed to waive a portion of their fees. For the year ended August 31, 1999, the Adviser did not impose a portion of its management fee amounting to $466,794, and the fee imposed amounted to $840,228, of which $97,311 is unpaid at August 31, 1999.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of .75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended August 31, 1999, the Distribution Fee was as follows:


                                                                TOTAL        FEES WAIVED         UNPAID AT
                             DISTRIBUTION FEE                 AGGREGATED        BY KDI        AUGUST 31, 1999
                             ----------------                 ----------     -----------      ---------------
                             Class B                          $ 158,298        $     --            $ 15,903
                             Class C                             25,992          10,314                  --
                                                               --------        --------            --------
                                                              $ 184,290        $ 10,314            $ 15,903
                                                              =========        ========            ========

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended August 31, 1999 aggregated $514,882, of which $475,896 was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended August 31, 1999, the CDSC for Classes B and C aggregated $72,290 and $2,116, respectively.

                             ADMINISTRATIVE SERVICE FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of shareholder accounts the firms service. For the year ended August 31, 1999, the Administrative Services Fee was as follows:

                                                                TOTAL        FEES WAIVED         UNPAID AT
                             ADMINISTRATIVE SERVICES FEE      AGGREGATED        BY KDI        AUGUST 31, 1999
                             ---------------------------      ----------     -----------      ---------------
                             Class A                          $  76,483        $ 49,784            $ 17,064
                             Class B                             52,766          30,993                  --
                             Class C                              8,664           8,664                  --
                                                              ---------        --------            --------
                                                              $ 137,913        $ 89,441            $ 17,064
                                                              =========        ========            ========

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the year ended August 31, 1999, the amount charged to Classes A, B and C by KSC aggregated $109,888, $84,916, and $30,807, respectively, of which $9,172 is unpaid at August 31, 1999. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Scudder Shares. For

NOTES TO FINANCIAL STATEMENTS

                             the year ended August 31, 1999 the amount charged to the Scudder Shares by SSC for shareholder services aggregated $285,028, of which $25,878 is unpaid at August 31, 1999.

                             The Scudder Shares of the Fund are one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to such Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. For the year ended August 31, 1999, the Special Servicing Agreement expense charged to the Scudder Shares amounted to $742,760, of which $52,612 is unpaid at August 31, 1999.

                             Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Scudder Shares of the Fund. For the year ended February 28, 1999, the amount charged to the Scudder Shares by STC aggregated $58,712, of which $6,244 is unpaid at August 31, 1999.

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended August 31, 1999, the amount charged to the Fund by SFAC aggregated $99,733, of which $26,896 is unpaid at August 31, 1999.

                             TRUSTEES FEES. The Trust pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the year ended August 31, 1999, the Trustees fees and expenses aggregated $35,708.

--------------------------------------------------------------------------------

4    LINE OF CREDIT          The Fund and several Scudder Funds (the
                             "Participants") share in a $850 million revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    SHARE
     TRANSACTIONS            The following table summarizes shares of beneficial
                             interest and dollar activity in the Fund:

                                                                      YEAR ENDED                   PERIOD ENDED
                                                                    AUGUST 31, 1999              AUGUST 31, 1998
                                                              ---------------------------   --------------------------
                                                                SHARES         DOLLARS        SHARES        DOLLARS
                                       -------------------------------------------------------------------------------
                                       SHARES SOLD
                                        Class A                4,181,810    $  89,719,684      686,665    $ 13,861,440
                                       -------------------------------------------------------------------------------
                                        Class B                1,703,242       35,213,582      388,134       7,520,415
                                       -------------------------------------------------------------------------------
                                        Class C                  290,638        6,120,954       59,192       1,143,056
                                       -------------------------------------------------------------------------------
                                        Class S                1,767,053       36,814,454    5,261,810     100,865,048
                                       -------------------------------------------------------------------------------
                                                               7,942,743      167,868,674    6,395,801     123,389,959
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Class A                   34,363    $     700,664           --    $         --
                                       -------------------------------------------------------------------------------
                                        Class B                   28,770          583,153           --              --
                                       -------------------------------------------------------------------------------
                                        Class C                    4,331           87,827           --              --
                                       -------------------------------------------------------------------------------
                                        Class S                  241,446        4,918,255       70,172       1,215,373
                                       -------------------------------------------------------------------------------
                                                                 308,910        6,289,899       70,172       1,215,373
                                       -------------------------------------------------------------------------------
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (2,232,659)   $ (48,175,880)    (253,531)   $ (5,236,843)
                                       -------------------------------------------------------------------------------
                                        Class B                 (727,039)     (15,294,433)     (30,790)       (608,304)
                                       -------------------------------------------------------------------------------
                                        Class C                  (99,616)      (2,138,727)      (3,858)        (81,660)
                                       -------------------------------------------------------------------------------
                                        Class S               (2,330,780)     (48,909,586)  (2,160,627)    (40,949,391)
                                       -------------------------------------------------------------------------------
                                                              (5,390,094)    (114,518,626)  (2,448,806)    (46,876,198)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Class A                1,983,514    $  42,244,468      433,134    $  8,624,597
                                       -------------------------------------------------------------------------------
                                        Class B                1,004,973       20,502,302      357,344       6,912,111
                                       -------------------------------------------------------------------------------
                                        Class C                  195,353        4,070,054       55,334       1,061,396
                                       -------------------------------------------------------------------------------
                                        Class S                 (322,281)      (7,176,877)   3,171,355      61,131,030
                                       -------------------------------------------------------------------------------
                                                               2,861,559    $  59,639,947    4,017,167    $ 77,729,134
                                       -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Fund paid distributions of $0.68 per share from net long-term capital gains during its year ended August 31, 1999, of which 100% represents 20% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $10,432,000 as capital gain dividends for its year ended August 31, 1999, of which 100% represents 20% rate gains.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

NOTES

TRUSTEES&OFFICERS


TRUSTEES                          OFFICERS

LYNN S. BIRDSONG                  BRUCE F. BEATY                    JOHN R. HEBBLE
President and Trustee             Vice President                    Treasurer

HENRY P. BECTON, JR.              JENNIFER P. CARTER                CAROLINE PEARSON
Trustee                           Vice President                    Assistant Secretary

DAWN-MARIE DRISCOLL               PHILIP S. FORTUNA
Trustee                           Vice President

PETER B. FREEMAN                  WILLIAM F. GADSDEN
Trustee                           Vice President

GEORGE M. LOVEJOY, JR.            ROBERT T. HOFFMAN
Trustee                           Vice President

WESLEY W. MARPLE, JR.             VALERIE F. MALTER
Trustee                           Vice President

JEAN C. TEMPEL                    JOHN MILLETTE
Trustee                           Vice President and
                                  Secretary
KATHRYN L. QUIRK
Trustee, Vice President           ANN M. MCCREARY
and Assistant Secretary           Vice President


----------------------------------------------------------------------------------------------
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------
SHAREHOLDER SERVICE AGENT             KEMPER SERVICE COMPANY
                                      P.O. Box 419557
                                      Kansas City, MO 64141
----------------------------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------
TRANSFER AGENT                        INVESTOR FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
----------------------------------------------------------------------------------------------
INDEPENDENT ACCOUNTANTS               PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
----------------------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606-5808
                                      www.kemper.com


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Long-term investing in a short-term world(SM)
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KCGF-2 (10/27/99) 1090130

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)